Listing Report:Supplement No. 20 dated Aug 03, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 393350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	33.20%	Starting borrower rate/APR:	34.20% / 36.64%	Starting monthly payment:	$165.70

Auction yield range:	14.27% - 33.20%	Estimated loss impact:	16.23%
Lender servicing fee:	1.00%	Estimated return:	16.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1996	Debt/Income ratio:	31%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	3y 0m
Amount delinquent:	$150	Revolving credit balance:	$6,893	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Ak06max	Borrower's state:	Illinois	Borrower's group:	Brighter Financial Future
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,200.00	< mo. late:	0 ( 0% )	580-600 (Mar-2008) 560-580 (Aug-2007)
Principal balance:	$2,162.07	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Debt Elimination for good
Purpose of loan:
Eliminate all Credit Card debt?

My financial situation:
I am a good candidate for this loan because I m a current Prosper loan holder never been late on payments in fact a couple months ahead. The only negative marks on my credit history is due to a previous engagement that went south. Debt went up due to wedding planning and a apartment discrepancy that is currently being investigated and disputed.My credit card payments have always been on time but minimums dont bring down the balances . This will be a great move forward for me due to the way Prosper works its automatically deducted from my checking worry free and headache free? ? ?

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 720
??Utilities: $ 0
??Phone, cable, internet: $ 110
??Food, entertainment: $ 80
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 375
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 394634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$181.44

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1997	Debt/Income ratio:	19%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	5y 5m
Amount delinquent:	$6,646	Revolving credit balance:	$1,503	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vskee	Borrower's state:	Georgia	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 97% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 3% )	660-680 (Feb-2008) 660-680 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Purchasing Tournament Ready Boat!!!
I have been married for?4 years.? We have been in our home for?3 ? years and are loving every minute of it.??My credit score was hurt a bit after I was laid off from work and got 2 months behind on mortgage back in June of last year.??Since?then, I have been employed I have repaid those?behind months on my mortgage and paid off my?previous prosper loan.? My wife is an accountant for Coca Cola and together we gross over $100K annually.?

As you can see, my DTI is very low.? Besides our mortgage, we have 1?truck that we pay $430?which?I purchased for her at the end of??'07.??Our other two cars are paid for.? That leaves?the mortgage and the truck which we have to pay for which totals $2030.33.? We do have child care expenses which are $675 a month and utilities and food which normally?around $1000 a total (gas, phone, water, cable, internet, grocery).? In all, that totals $3705.33.? My gross income alone is $4850 per month which takes care of all the major expenses.? My DTI would be lower if?I could include?my wife?s?info.? We will?have no problem paying this back but would love to have a paid off loan and?another loan with?regular payments on?the?credit report.? I?plan to pay the loan off early also.

I did have a public record that will show up, but it was a repayment to the IRS and I paid them off and have completely satisfied them.

I wanted to get this loan to to purchase a bass boat for the FLW and BASS open series tournaments that I fish.? I love fishing and enjoy doing it with my family.? I fish for payouts of $20000 down to $5000 regularly.? I I have saved up $12500 for the boat but wanted to pay for the boat in full.? As I said before, I have paid off a loan earlier with prosper and am committed to paying off this loan as well.??Looking at my payment history on my previous loan, I completely believe in paying my debts and making good on monies owed.? Thank you in advance for your consideration.

Thank you very much for viewing my listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.55%	Starting borrower rate/APR:	18.55% / 20.77%	Starting monthly payment:	$72.86

Auction yield range:	8.27% - 17.55%	Estimated loss impact:	6.90%
Lender servicing fee:	1.00%	Estimated return:	10.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2000	Debt/Income ratio:	15%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,852	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	urbanamericana	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 64% )	680-700 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	4 ( 36% )	720-740 (Jul-2008)
Principal balance:	$2,561.13	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Consolidate my credit card debt, and lower my interest rates.

My financial situation:
I am a good candidate for this loan because? I already have a great payment history with the Prosper loan I took out 1 year ago to invest in a couple pieces of quality furniture.? Since that time, I started a new job, and my?salary has increased by 43% !? If I was a good candidate last year for my Prosper loan, I am an even better candidate now.

Monthly net income: $4,246.67

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 75
??Car expenses: $ 390
??Utilities: $ 100
??Phone, cable, internet: $?97
??Food, entertainment: $ 600
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$167.24

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2004	Debt/Income ratio:	33%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	24 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,619	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	rowlandm2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (May-2009) 620-640 (Oct-2008) 620-640 (May-2008) 620-640 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Payoff BOA - 2nd Prosper Loan
Purpose of loan:
This loan will be used to payoff Bank of America.? Bank of America raised my interest to 29.9% and claimed my risk category increased, even though I have no history of late payments and always paid more than the balance due each month.? The min payment of this loan was 145 per month.

My financial situation:
I am a good candidate for this loan because I have no history of late payments, am current on all outstanding loan obligations.?? I work in a very stable job for a large manufacturer traveling throughout the South as a Regional Administrator (Trainer).

Monthly net income: $ 4500

Monthly expenses: $ 2545
??Housing: $ 695
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	14.27% - 18.00%	Estimated loss impact:	14.79%
Lender servicing fee:	1.00%	Estimated return:	3.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1978	Debt/Income ratio:	22%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	23 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	13y 0m
Amount delinquent:	$0	Revolving credit balance:	$51,957	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	valentinocal	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$8,500.00	< mo. late:	0 ( 0% )	600-620 (May-2009) 600-620 (Dec-2007)
Principal balance:	$4,256.80	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off high interest loans
Purpose of loan:
This loan will be used to pay off several high interest loans

My financial situation:
I am a good candidate for this loan because I am not having a problem paying my loans, but I just hate to see so much of the payment going to interest and not principal.? I want to take advantage of today's lower interest rates to pay off my debts faster.? I can't find out how to have Prosper correct my FICO score.? They picked up a score from a few month's ago, but it is higher now.? They have between 640-660 but my most recent credit score with Equifax is 682 as of 7/22/09
Monthly net income: $ 8400

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 273
??Car expenses: $ just maintenance - my car is paid off
??Utilities: $ 400
??Phone, cable, internet: $ 100
??Food, entertainment: $ 1000
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 2000
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$330.83

Auction yield range:	11.27% - 32.00%	Estimated loss impact:	10.81%
Lender servicing fee:	1.00%	Estimated return:	21.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1994	Debt/Income ratio:	55%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	24 / 22	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$61,517	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	friendly-investment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Better Rates
I have never had a late payment on any of my credit accounts, but due to the tightening of lending standards my credit cards have seen some of the credit limits slashed tremendously. This loan will allow me to pay off all these accounts so, I will not be at the mercy of conventional lenders.

My credit score is over 660 and I have been employed with the Federal government for almost ten years. I am working towards my bachelors degree to ensure greater earning potential in the very near future and I am a proud member of The United States Marine Corps (E4).

I look at this system as a way of ushering in a different lending system so, like minded individuals are no longer at the mercy of large lending companies. While major corporations seem to get bailouts and make profits, blue collar working class people can't get approved for reasonable loans. Even if they have tier one or tier two credit scores and no derogatory items on their credit reports.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$199.04

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1990	Debt/Income ratio:	23%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	15y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,364	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	ttaylo59	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-640 (Aug-2008) 620-640 (Jul-2008) 620-640 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
HR how? 680-700 CR 1st loan pd.
Purpose of loan:

I like to thank everyone who gave me a chance on my first loan with prosper. I hope that some of you will help me out once again. I would like to thank any new lenders who will give me a chance.

I've kept my promise I paid the first loan off in 6 mo. never late.

This loan will be used to?help my daughter?pay for her college tution. She is trying to go to nursing school. She can't get anymore loans on her own.

Please trust in me again I won't let you down. I'm not sure why prosper rated me HR with a credit score between 680-700.
I'm trying to get a interest rate of 12 % or less. because of the hr rating it won't let me put that request in. So i'm asking on this listing to help me .
My financial situation:
I am a good candidate for this loan because I pay all my bills? and I have a good steady job.? I'm not a? risk I just want a good interest rate and also I rather pay you the interest instead of the banks.

Funds will come out my account automatically. ( I have direct deposit)

Monthly net income: $ 6100 between my husband and myself.

Monthly expenses: $?5000 ( I pay half )
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$500.15

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1995	Debt/Income ratio:	87%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$28,896	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	first-diverse-justice	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?
This loan will be used to consolidate some of my credit card debt. I feel like I am drowning slowly in all of my debt. I recently had a son, he now 4 months. With the birth of my son came a whole new outlook on life. It has made me reevaluate so many aspects of my life and I am now trying to get my finances in order so I may provide a better life for my son and a better debt free life for my self. ??
My financial situation:
I am a good candidate for this loan because?

I am a good candidate because I have good credit and I pay all of my payments monthly on time as?expected. The problem I have is that I am over extended and do not want to hurt my credit because I am truly living pay check?to pay check which is quite scary especially for a new mom. I am tired of living this way and am hoping to get some?help so I get a fresh start.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,400.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.17%	Starting borrower rate/APR:	16.17% / 18.36%	Starting monthly payment:	$225.54

Auction yield range:	4.27% - 15.17%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	13.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1988	Debt/Income ratio:	30%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$120,304	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thebear	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
This is my last try
Purpose of loan:
A couple thousand directly toward bills and a few thousand to pay down higher interest credit cards. I need the cash flow through the end of 2009.
Ability to repay:
I have a good income with an excellent company. Car payments and four installment doctor bills will be over with by the end of 2009. I have a lot of debt from a job loss earlier this decade, but?with?my good income?level it is manageable, and I am in a repayment program. I have paid every bill on time my whole life.

Monthly net income: $
4970.00
Monthly expenses: $
??Housing: $ 1600
??Insurance: $?165
??Car expenses: $ 338
??Utilities: $ 200
??Phone, cable, internet: $150
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1825
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.74%	Starting monthly payment:	$59.77

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1996	Debt/Income ratio:	22%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	frustratedtired	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	1 ( 7% )	620-640 (May-2008)
Principal balance:	$1,671.92	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Medical
Purpose of loan:
This loan will be used to pay medical bill and transportation
My financial situation:
I am a good candidate for this loan because I pay my bills. I am hard working and my husband is going on a transplant list for 2 things.? The closet drs we see is 1 1/2 to? 3 hrs one way...
Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 625
??Insurance: $ 800 per year
??Car expenses: $ 404
??Utilities: $ 200
??Phone, cable, internet: $ 162
??Food, entertainment: $ 500
??Clothing, household expenses $ when we can, bills?come first
??Credit cards and other loans: $ 385.81
??Other expenses: $ can't afford it
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.99%	Starting borrower rate/APR:	13.99% / 16.15%	Starting monthly payment:	$102.52

Auction yield range:	6.27% - 12.99%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$84	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nycCF	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Flawless Credit - High Return
I have been a lender on Prosper since 2007, investing $1,000 to date. Now, the loan I?m requesting will cover the cost of my Level 1 CFA exam registration ($1,080) and payoff approximately $2,000 of remaining business startup expenses.??

As you can see from the statistics above, I am a great credit (one of my 2 credit cards is a no limit AMEX Platinum). However, you are getting a supercharged return due to Prosper?s?rating. Note that I have NEVER missed a credit card payment and I have NEVER missed a loan payment. In fact, all my prior loans have been paid back?EARLY and that is my intention for this loan as well.

Financial Position:
Typical Monthly Income: $4,200
Average Monthly Expenses: $3,100
Monthly Cash Flow: $1,100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418930
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1998	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	16	Length of status:	6y 0m
Amount delinquent:	$745	Revolving credit balance:	$3,156	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	finance-bliss775	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Paying off my credit cards
My financial situation:
I am a good candidate for this loan because?
I pay my bills first thing every month most of the time the same day i receive them I'm hoping to get this loan with a lower interest rate so i can pay it off faster than my high interest cards this would allow me to leave my other job and spend more time with my family
Monthly net income: $
38000
Monthly expenses: $
??Housing: $ 1423.00
??Insurance: $
??Car expenses: $ 504.00
??Utilities: $ 84.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 350.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$150.50

Auction yield range:	17.27% - 30.00%	Estimated loss impact:	19.76%
Lender servicing fee:	1.00%	Estimated return:	10.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,725	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	elsteel	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high rate credit card
Purpose of loan:
This loan will be used to pay off a high interest rate credit card (currently at 31.99%). This card company decided to?increase my APR without me defaulting on it. This is the reason i want to pay this specific card off. I hate how the card companies like to take advantage of good paying customers. I have already closed one other account because of this practice; Which I will have paid off in the next three months. This loan would lower my monthly payment by $25 or more. I do not plan on taking the full three years to pay this loan back. The amount of time I take to pay this off would depend on the rate I end up paying on it. The?better the rate, the longer I will take to pay it off.

My financial situation:
I am a good candidate for this loan because I have a great payment history.?I have also been employed at my current job for almost?eight years. Although I have a high percent of my income going to paying expenses every month, I am able to meet all my obligations and have money left over. A lot of my credit debt is from paying for school by myself.

Monthly net income: $ 2400 (Cash tips and paychecks)

Monthly expenses: Total $1650
??Housing: $?325 (My boyfriend pays half and lived at same place for 5 years)
??Insurance: $ 65???
??Car expenses: $?100
??Utilities: $?50
??Phone, cable, internet: $?150
??Food, entertainment: $?200 (I pay half and my?boyfriend pays other half)
??Clothing, household expenses $?75
??Credit cards and other loans: $?650?
??Other expenses: $ 35
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$450.08

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1992	Debt/Income ratio:	44%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$17,623	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cpacka01	Borrower's state:	Pennsylvania	Borrower's group:	For A Nurse
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Monkey on my Back!
Purpose of loan:
I would like to stop robbing Peter to pay Paul.? Basically, I would like to consolidate my debt and stay?afloat.???We recently found out my daughter needs extensive dental work to avoid having the jaw surgery her father had as a child.?My husband, who works 2 jobs, is going back to school to be a paramedic.

My financial situation:
I have an Associates degree?for a job in the medical field. I have been in this, full time, ?line of employment for over 17 years.?I have been at my present employer for almost?7 years.??I am like most?Americans?lately who are feeling the credit crunch; getting hit with?lowering lines of credit and increasing interest rates.? I want to get the Credit Card Monkey off my back. We own a home (with a good mortgage) and are just struggling to make ends meet. We know once my husband completes his degree we will be in a better financial situation.

Monthly net income: $ 2539.00

Monthly expenses: $
??Housing: $ 682.00
??Insurance: $ 40.00?
??Car expenses: $?252.00
??Food, entertainment: $?360.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $?600.00
??Other expenses: $ 260.00 (daycare)
???????????????????????????$ 200.00 (automobile gas)?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.69%	Starting borrower rate/APR:	27.69% / 31.66%	Starting monthly payment:	$41.20

Auction yield range:	11.27% - 26.69%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	16.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1997	Debt/Income ratio:	2%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$304	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	retailmanager	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	520-540 (Dec-2007) 540-560 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
2 Loans Paid - Building Credit
Purpose of loan:
This loan will be used to pay for any expenses that may occur in my first year back in college. Also, to help build my credit profile, My credit score has went up more than 150 points since my last loan 2 years ago.

My financial situation:
I am a good candidate for this loan because I have 2 loans paid in full, never late. I have been a manager at my job for 5 years.

Monthly net income: $
2500

Monthly expenses: $
??Housing: $770
??Insurance: $ 30
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 50
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$263.73

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	35.63%
Lender servicing fee:	1.00%	Estimated return:	-15.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1990	Debt/Income ratio:	28%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	63	Length of status:	13y 8m
Amount delinquent:	$6,794	Revolving credit balance:	$18,754	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	CMJsupply	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	23 ( 85% )	640-660 (Latest)
Principal borrowed:	$30,000.00	< mo. late:	3 ( 11% )	640-660 (Oct-2008) 640-660 (Sep-2008) 660-680 (Feb-2008) 660-680 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	1 ( 4% )
Total payments billed:	27
Description
I Pay 20%-Prosper Pays 35% Default
Purpose of loan:
Isn't a guaranteed 20% Lender Yield Rate better than 30% to 35% that will probably go into default?? I am also a lender on Prosper and have had 5 out of 14 loans go into default.? I know how frustrating it is when that happens.? That feeling in itself would keep me from defaulting on this loan.? I was one of the 1st $25,000 loans with an E credit grade on Prosper.? I have since paid that loan off and got a 2nd loan for more inventory to sell on Ebay.? That loan has also been paid back.? My Ebay user id is cmjsupply.? I have been a member of Ebay since December 19, 1999 and have a 100% Feedback score of 3645 which is Very Rare.? I always put my customers first which I think you can see by my Ebay Feedback score.? I will use this money to again purchase more inventory.? My previous Prosper history should give additional confidence to anyone wanting to bid on my loan.? The new Prosper rating system seems a little messed up.? I went from a B to a HR but my Prosper history should answer any questions.

My financial situation:
I am still working to be debt free.? My son had brain surgery 4 years ago in March and some of those deliquencies have now shown up on my credit score.? I will pay these medical bills off in the future but I am focusing on getting debt free with creditors first.? The financial breakdown below does not include my Ebay income, which is about $1000 a month.?

Monthly net income: $ 7000.00

Monthly expenses: $
??Housing: $ 2200.00
??Insurance: $ 165.00
??Car expenses: $ 750.00
??Utilities: $ 400.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 150.00
? New Prosper Loan: $ 357.00

? TOTAL: $ 5172.00

? Monthly Left Over: $ 1828.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$866.63

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	6.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1994	Debt/Income ratio:	33%
Credit score:	820-840 (Aug-2009)	Current / open credit lines:	21 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,623	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	healthy-kindness	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Combing credit cards!!
Purpose of loan:
This loan will be used to combine our credit cards into one payment to help on our pay off plan. We would love to be finished with credit card companies.? They have changed hands, changed our available credit amounts, changed our interest rates, and automatically closed accounts we weren't using.? This has started to affect our credit score by changing our debt to ratio amount?by?no?action of our own.? I would like to not worry week to week about the changes going on with these desperate companies.

My financial situation:
I am a good candidate for this loan because we are making steady payments on our bills and are not delinquent on our accounts. I work in the health field and my husband works in law enforcement and we both have an additional part-time jobs.?We have been fortunate to?not have to worry about lay-offs in this economy.? ?We are working on a debt payment plan at this time and it would? help to have it all in a low interest, one place option.? It also helps that we just made our last payment on the both of our kids braces and the last payment on our daughters college courses!? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.97%	Starting borrower rate/APR:	14.97% / 17.14%	Starting monthly payment:	$138.60

Auction yield range:	6.27% - 13.97%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1998	Debt/Income ratio:	5%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$135	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lean-compassion	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A FEW THINGS
Purpose of loan:
This loan will be used to? FIX MY VEHICLE AND MY DAUGHTER IS IN A TERRIBLE SITUATION I NEED TO HELP HER. AND INEED TO FIX FEW THINGS IN MYHOME

My financial situation:
I am a good candidate for this loan because?I REPAY ALL THAT I OWE. HELP ME TO HELP OTHERS. I WILL PAY YOU BACK.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418956
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2000	Debt/Income ratio:	23%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	2y 7m
Amount delinquent:	$637	Revolving credit balance:	$4,342	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	smithy4282	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off credit cards and debt.

My financial situation:
I am a good candidate for this loan because I have decent credit and have a history of on-time repayment and with my income I make enough to afford to repay this loan.

Monthly net income: $ 2600

Monthly expenses: $ 2600
??Housing: $ 950
??Insurance: $ 90
??Car expenses: $ 350
??Utilities: $ 50
??Phone, cable, internet: $ 110
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,228	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	equitable-investment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying and selling
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418960
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$592.83

Auction yield range:	8.27% - 23.55%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	durability-spruce	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Land for Artist Residency Program
Purpose of loan:
This loan will be used to purchase 5 1/2 acres of land in the San Luis Valley.? My goal is to winter the property and use it as a friend and family campsite for the first few years while I raise the money to build a cabin and some additional housing and studio structures.? The ultimate goal for the land will be to house an artist-in-residency program and retreat center, where artists from all over the country can come for a few weeks to months at a time to work on individual and small group projects.? I am a co-founder of an arts collaborative that hosts art projects in cities all over the country, and currently we use space wherever we can find it.? My hope for this land is to begin building us a more permanent home.? I am applying for a personal instead of a business loan, however, because I also envision the space as being a haven for my family, and I want to be able to care for a piece of our beautiful state and then pass it down to the next generation.

My financial situation:
I am a good candidate for this loan because in addition to the income generated from my photography business, I have some diverse sources of income from independent contracting work that I do, as well as teaching.? I have excellent credit, which I built over years of successfully carrying and paying down good debt.? I am a homeowner and real estate investor, and I am extremely organized, responsible, and committed to being accountable on every level.? My business has grown year by year, and I am constantly looking ahead in my attempts to build a more secure financial future for myself.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1988	Debt/Income ratio:	26%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	20y 1m
Amount delinquent:	$0	Revolving credit balance:	$75,230	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nmoonwalks	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Help my buisnees expand
Purpose of loan:
This loan will be used to? Pay off a credit card. I? have a buisness and have also been a police officer for over 20 years.?My credit score has always been high now But I am sure as we all know that owning a small buisness getting loans jusst dont happen. I am trying to expand but no bank will give us a loan due to we have only been in buisness for 5 years. Please help us if you can.

My financial situation:
I am a good candidate for this loan because?? I had a loan with prosper before for 15000 and I paid it back in 1 year. I will?pay this loan?the same way?within a year.

Monthly net income: $ 7000

Monthly expenses: $ 1800
??Housing: $ 1800
??Insurance: $ 250
??Car expenses: $ 300
??Utilities: $ 250
??Phone, cable, internet: $ 300
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1994	Debt/Income ratio:	18%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$289	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	3
Screen name:	competent-worth	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to pay off several small loans and a chance to increase my credit rating.

My financial situation:
I am a good candidate for this loan because I can easily pay one payment twice a month (when I get paid) instead of the difficulty of paying several small payments once a month.

Monthly net income: $ 1911.80????

Monthly expenses: $ 1427.00
??Housing: $ 300.00??
??Insurance: $ 85.00
??Car expenses: $ 328.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 0
??Food, entertainment: $ 120.00
??Clothing, household expenses $
??Credit cards and other loans: $ 330.00
??Other expenses: $ 84.00 (mobile phone) $80.00 (gas)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.97%	Starting borrower rate/APR:	16.97% / 19.17%	Starting monthly payment:	$356.38

Auction yield range:	6.27% - 15.97%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2004	Debt/Income ratio:	14%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$929	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bright-capital	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment
Purpose of loan:
This loan will be used to invest in a new business

My financial situation:
I am a good candidate for this loan because I have enough money to pay off this loan even if I lose the entire amount in the investment. Most of my capital is tied up in the stock market and I am looking for some additional money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.39%	Starting borrower rate/APR:	22.39% / 24.66%	Starting monthly payment:	$959.81

Auction yield range:	17.27% - 21.39%	Estimated loss impact:	26.21%
Lender servicing fee:	1.00%	Estimated return:	-4.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2001	Debt/Income ratio:	52%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,354	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	sophiemmy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-700 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Pay off my debt
Purpose of loan:
This loan will be used to?
Consolodate my debt into one payment
My financial situation:
I am a good candidate for this loan because?I had a previous Prosper Loan for $15000.00 which I paid off in under one year. My debt is rebuilt due to some auto troubles and my husband lost his?job so I moved his debt onto my cards to ensure everything got paid.?

Monthly net income: $
4166.00
Monthly expenses: $
??Housing: $?300
??Insurance: $ 150.00
??Car expenses: $ 319.00
??Utilities: $ 0
??Phone, cable, internet:?
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 0.00-100.00
??Credit cards and other loans: $ 800.00 ish
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 12.63%	Starting monthly payment:	$162.56

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	18 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,150	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Entrepreneur809	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rising Sun
Purpose of loan:
This loan will be used to?
I have a decently running Investment business thru which we are able to meet our office expenses. I would like to improve the working capital by another 10000 usd inorder to get a better income

My financial situation:
Is good and have been responsible payer to all my loans so far. I own a home and this business runs in my home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.27%	Starting borrower rate/APR:	19.27% / 22.51%	Starting monthly payment:	$160.40

Auction yield range:	17.27% - 18.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$12,971	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	return-blossom	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to pay off a few credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards

My financial situation:
I am a good candidate for this loan because??I have little over head for business and living. I am a medical massage therapist, doing only outcalls for permamently disabled clients, wich means my only business expenses?are gas for travel and massage oil. My home?expenses are paid for by my grandparents who?I care for, and my?2nd home is paid for by my partner.? I own the title for my car with out owing any payments. My life style is fairly simple and I don't have many expenses. I have the need for this loan after a few of my credit cards raised my interest rates, even though my credit score had recently improved. With the help of this loan I will be able to afford to?improve my business with more credentials, which requires taking more classes. If I upgrade my credentials from CMP(cerified massage practitioner)?to HHTP(holistic health therapy Practitioner), I will have a better position in the competition of my field, which is quickly growing. Thank You for considering me.?

Monthly net income: $ 3690.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $35.00
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 20.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ gas-200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2003	Debt/Income ratio:	8%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	10y 3m
Amount delinquent:	$2,339	Revolving credit balance:	$1,273	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	J0NATHAN	Borrower's state:	Connecticut	Borrower's group:	PLEDGE - Open Membership!!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need a dependable car.
Purpose of loan:
This loan will be used to purchase a used car.? I have my eye on a subaru?all wheel drive.? From the research I have done, their mantainance cost is low, they are great in the snow, and very dependable.? I have a car now that will cost?$800 to fix, or I can sell it for $800-$1000 and put that towards the new one.?

My financial situation:
I am a good candidate for this loan because, I will pay back the loan promptly.? This is my busy season, with plenty of overtime, therefore I can pay extra each month, getting it paid off quickly.

Monthly net income: $4000.00 (combined)

Monthly expenses: $ 2600.00
??Housing: $ 1500.00
??Insurance: $?150.00
??Car expenses: $ 250.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ varies, but never more than 150.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 50.00
??Other expenses: $ -
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1995	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$18	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jaosmokey	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	(Feb-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
CC Consolidation Success already
Need to pay off high interest rate of 29% on business loans. Had a success loan on here before for $7000 that was just paid off a few months ago.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.97%	Starting borrower rate/APR:	16.97% / 19.17%	Starting monthly payment:	$570.20

Auction yield range:	6.27% - 15.97%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1995	Debt/Income ratio:	26%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$45,807	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	inspiring-cash4	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start-up organic "grass-fed" dairy
Purpose of loan:Thank you for considering my request for start-up capital for a beginning organic "grass-fed" dairy enterprise at Pasture?s Delights.? We focus on raising livestock primarily on pasture utilizing organic agronomic principles.? The grazing animals efficiently package the natural resources of these plants into a very nutritious food product for people.?

Currently we are attempting to start-up operations for a dairy herd-share enterprise. Basically this enterprise is a special boarding service for other peoples? dairy cows where we are paid a premium for knowing how to feed their cows a premium healthy diet and package the superior milk safely.?

Milking once a day, initially we anticipate 2-3 hours a day of wages paid.? The process for hiring good people is progressing very well with many people interested in working with us.? We already have 20 committed future customers?awaiting our boarding service to begin.? The marketing plan has the capability of finding us many more customers.? The key to this plan is a web-site which is nearly completed.? Blaine Hitzfield, a web designer and ?grass-fed? beef farmer himself (www.sevensons.net), is the person designing our website and is also very familiar with our business enterprise.? 100 customers is break-even point considering fixed and variable costs.? We should be up to 8 cows (100+ shares) by December.

Funds from a Prosper Loan would be used as follows:? $3,000 for installing cow milking facility; $2,000 for milking equipment; $1,000 professional fees and insurance; $3,000 for labor; $4,000 cow purchasing fund;? $3,000 unexpected costs and overruns. The loan will be repaid back with revenue from monthly boarding fees paid to us from the herd-share owners.? The boarding fee for each share of a cow is $26/month.? With the current list of prospective customers we will have a monthly cash income of $520.? With the financing we fully expect to be able to start the business, serve our customers and grow reasonably quickly to get us in the black as far as cash-flow.? However should things not work out so well I have $16,000 in hay, now reserved for the cows, which I can sell and a $6,000 tractor.? I?ve got the unencumbered assets which I will sell if necessary to repay this loan.Thank you very much for your consideration of this loan.? Whether loaning to Pasture?s Delights or somewhere else I hope your capital is put to meaningful use.? Have an outstanding day!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$64.93

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1978	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,244	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wise-funds-loyalist	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Last semester of college :)
Purpose of loan:
This loan will be used to pay for my last semester of college at Cal State Northridge!!!

My financial situation:
I am a good candidate for this loan because I have excellent credit, a steady job come mid August...I was not expecting to have to pay for my last semester but family funds are tight so Iam looking for some extra help this last semester...Thank you so much!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$988.06

Auction yield range:	8.27% - 23.55%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1993	Debt/Income ratio:	36%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$21,210	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ybs0bb	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for Investment Purposes
Purpose of loan:
This loan will be used for two things.? First, I am currently a lender in Prosper and have been for about a year now. ?I would like to check out the borrower side of Prosper as well.? The other purpose for this loan is to invest in stocks.? I started with about $80k last fall and have been lucky enough to grow this to over $200k right now.? I would like to borrow more than $25k from Prosper but that is the maximum amount allowable it seems.? Either way, I would like to invest the loan and then pay it off quickly with my gains and then use the "free" shares left over after the loan is paid off.? Those of you familiar with day-trading know what I'm referring to.

My financial situation:
I am a good candidate for this loan because I own my own home, have a good job and make a decent salary.? I have several vehicles that are paid off and could be sold if worse came to worse.? I also have over $200k in my stock porfolio that has?been growing steadily.? I pay all of my bills on time and I don't believe that I've had a late payment on anything in at least 5 years, probably more.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.97%	Starting borrower rate/APR:	15.97% / 18.15%	Starting monthly payment:	$281.14

Auction yield range:	6.27% - 14.97%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1993	Debt/Income ratio:	21%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$34,018	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Denverbound	Borrower's state:	Colorado	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	760-780 (Latest)
Principal borrowed:	$3,750.00	< mo. late:	0 ( 0% )	660-680 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Home repairs. Moving states
Purpose of loan:
This loan will be used to?I recently purchased a home and need to make minor repairs.? I have been employed for 14 years and most recently, 6 years with my current company

My financial situation:?

My financial situation has improved steadily over the past few years.? Details below.

Annual Income:
2007-$74,000
2008-$84,000

Average monthly income:
$4400.00

I do receive quarterly and yearly bonuses.

Responsibilities:
Mortgage- $998.00
Auto-$550.00
Cable/Electric/Gas/Mobile-$200.00
Insurance-$98.00

I do not have any credit card debt however, I do assist my sister with an optional payment on average of $275.00 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1988	Debt/Income ratio:	31%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	19 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,300	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	feisty1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	560-580 (Dec-2007)
Principal balance:	$573.14	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
No DQ's! 2nd Prosper Loan!
Purpose of loan:
This loan will be used to? Help my daughter with college expenses & to get her into the nursing program. The State has cut their grant program due to budget cuts, and she needs to pay for her classes or she'll be dropped!? She is holding a 3.8 grade point average! ? I do have a small balance on a previous loan through Prosper, and have never been late with a payment.? My first listing was for more than double this amount, but my mother has offered to pitch in a help with some of the related costs. I'm keeping my fingers crossed, that you all will help me once again, and pitch in the rest.? Thank you, in advance, for all and any help that is offered.? It is so much appreciated!?

My financial situation:
I am a good candidate for this loan because? I work with for City government.? I am so high up on the seniority list, that they would have to close up, before a lay-off could affect me!? We are union workers, so my income and financial situation is stable.? I have never made a late payment on my current loan.? I am dedicated to my responsibilities and now, my daughter is just about through college!? We can finally see the finish line, and I'd like to help her through!

Monthly net income: $ 2540

Monthly expenses: $
??Housing: $ 239
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 70
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 450
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.74%	Starting monthly payment:	$59.77

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1991	Debt/Income ratio:	13%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,247	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	maillady60	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Feb-2008)
Principal balance:	$1,141.74	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
to save my house
Purpose of loan:
This loan will be used to? catch up on my mortgage payment

My financial situation:
I am a good candidate for this loan because? i have another prosper loan and have paid it on time1900

Monthly net income: $ 1900.

Monthly expenses: $
??Housing: $ 740 including property taxes
??Insurance: $
??Car expenses: $ 50 insurance
??Utilities: $ 150
??Phone, cable, internet: $ 65
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 353
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1997	Debt/Income ratio:	51%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,897	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Mr-AC19	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	740-760 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Complete Renovations on 7 units
In order to complete renovations on a total of 7 units.? I am approximately 80% done, with only a few small things remaining. All units have signed rental agreements.? Extra-ordinary expense with electrical updates plus roofing took us over budget.? Project completion is set for Sept. 15th.? In the past I had a prosper loan to complete renovations on another property?I own.? I was able to pay of the loan quickly utilizing the rental income from that 8 unit building.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.37%	Starting monthly payment:	$58.69

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1999	Debt/Income ratio:	56%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,519	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brokestudent	Borrower's state:	Oregon	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	46 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	660-680 (Nov-2007) 700-720 (Feb-2007)
Principal balance:	$3,344.25	1+ mo. late:	0 ( 0% )
Total payments billed:	46
Description
Need Money to Start School Fast!
Help me get back to school Fast!? I have been trying unsuccessfully to get a new loan to start back to school this Fall.? I haven't had any luck with Prosper as far as getting lenders (only a few nibbles). I originally wanted to consolidate my debt into one payment but that isn't working out with the amount that I need.? So I decided to request the intial start up cost for me to go back to school. This is my tuition cost for one class plus books.?

Please help me out.? I already have a Bachelor's degree and Propser lenders helped me fund part of that.? Now I am enrolled in courses to gain a teaching certificate.? I am really good with my money and have a very tight and strict budget.? Trust me, no unnecessary spending here.? I have had Prosper loans in the past.? I just paid one off EARLY a couple months ago.?? I am on the way to paying my second one off a year early as well.? I am just hating being in debt.? However, to get ahead these days you need a proper education.? Any assistance would be greatly appreciated.

The last time I had placed a loan request on Prosper the following questions came up:
1.? Will I seek the commissioning program in the Air Force?? Yes, and I'm working on it now.
2.? Doesn't the Air Force pay for my schooling?? They did.? I used the GI Bill, I am not eliglible for loan repayment because of the GI Bill.? I currently use tuition assistance but that is limited.

I currently make $1650-$1900 per month.
I hold a full-time job and I am in the Air Force Reserves.???
I also have?a small part-position at the university.??This position is only a couple of hours a?week.?

I?have included my budget:?
Rent:??$400
Groceries? $100.00
Utilities??$100.00
Car Insurance?$ 82.00
Car Payment $287.00
Credit Cards??$280.00
Prosper Loan?$237.00?
???????????????????????????? Total: $1486.00

* I placed everything on the higher end.? Anything extra goes to my savings account or to make extra payments.

My DTI is high due to school loans through financial aid and any additional debt is due to charging school to the credit card, and the car loan. I have never had late payments and try to make extra payments when I can. I hate being in debt, and plan to get out as quick as possible.?? Thanks for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1999	Debt/Income ratio:	16%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,904	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	skinnyguy24	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Oct-2008) 600-620 (Jan-2008) 640-660 (Aug-2006) 620-640 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Payoff debt to buy house
Purpose of loan:
This loan will be used to? consolidate my credit cards into one monthly payment.
My financial situation:
I am a good candidate for this loan because? I pay on time and i paid off my previous loan from Prosper One year early. My wife also works as she helps with the groceries and insurance payments of the car.

Monthly net income: $ 1652

Monthly expenses: $
??Housing: $ 580
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 26
??Phone, cable, internet: $ 94
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1990	Debt/Income ratio:	35%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	43	Length of status:	3y 6m
Amount delinquent:	$88,769	Revolving credit balance:	$49,589	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	discrete-loan	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Under Contract-Cover Closing Cost
This loan will be used to cover the closing costs associated with the sale of my home. I currently have a contract form my home for $289,000. My first mortgage is $289,000 and my second is hovering around $70,000. I am currently expecting a short sale. The first mortgage will be covered by the sale however the second would be the short sale. I am expecting $.10 on the dollar for the second mortgage. Therefore, I would need to come to the closing on 8/31/09 with some additional funds, hence the loan request.

I just recently went through a divorce where my ex-wife felt she did not have to pay and debits she or we entered into. I feel the opposite and believe that any debt I enter into should be repaid. Therefore, I have assumed responsibility for all of our debt. Of course I have taken steps to move forward and pay off debt. Most specifically the selling of the house. I understand that there is just no way possible to remain in the house a repay debt. I have also made payment arrangements with lenders such as Bank of America and Citibank and advised all my creditors of my situation.

The fact is simple. If and when I am able to close on my house many options and opportunities open up to me to repay my debt at an accelerated pace. I am gainfully employed and make $129,000 annually. Without a mortgage payment of $3000 I can focus on paying my debt. I have also request to be bought out of a property I have a one third interest in located in Beverly Hills, CA. That process is well underway and my new financial planner (whom I hired to aide in this situation) and my estate attorney both feel that by selling the house and being bought out of the property I could be debt free in a matter of a couple of years.

In closing it is my desire and intention to repay every debt that I and my ex-wife and I entered into. The fact is by the marital agreement she signed she is responsible to give me money for some of the outstanding debt but you can't get oil from a dry well. It would be hypocritical of me to feel or be angry if she who owes me money does not repay me, yet not repay my debts to others. Therefore, I will focus on repaying my debt. However, without closing on the house on 8/31 this will be very difficult to achieve.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 29.08%	Starting monthly payment:	$39.85

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1999	Debt/Income ratio:	25%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	3y 6m
Amount delinquent:	$111	Revolving credit balance:	$3,144	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	currency-awakening1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Monthly expenses
Purpose of loan:
This loan will be used to? monthly expenses. Currently, I work for Duval County Public Schools as an guidance counselor. As an educator our summer break is from June to mid-August?

My financial situation:
I am a good candidate for this loan because? I have and will make the commitment of paying this loan back and on time. If you review my past history, I take pride in paying loans/ payments on time. This loan would definitely be a blessing to myself and family, I hope that your company will afford and grant me this loan.

Monthly net income: $ 2,686.00

Monthly expenses: $
??Housing: $ 735.00
??Insurance: $ 158.00
??Car expenses: $ 286.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 186.00
??Food, entertainment: $ 120.00
??Clothing, household expenses $ 120.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1995	Debt/Income ratio:	56%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$85,464	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hornet1	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off cr cards/sch loans/med bill
Purpose of loan:
This loan will be used to? Pay down debt. Our seventh marriage anniversary is tomorrow! We have both been in college and working at the same time. I just graduated from nursing school. We just had a baby with a very complicated pregnancy and lots of medical bills. We just need some help to get back on our feet.

My financial situation:
I am a good candidate for this loan because... I am an RN now with lots of medical experience. The baby is healthy. We are finished with school for now and just want to work! We appreciate any help we can get.

Monthly net income: $ 80,000(after taxes); includes my husband's income too.

Monthly expenses: $ 5,000 total
??Housing: $ 1,800
??Insurance: $ 450
??Car expenses: $ 450
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$177.81

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2004	Debt/Income ratio:	45%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,239	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	kkmmbb	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$4,832.72	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
paying off personal loan
Purpose of loan:
This loan will be used to?pay off a personal loan.

My financial situation:
I am a good candidate for this loan because? i am current on all of my payments. i am also looking for a lower interest rate on my current loan.
Monthly net income: $ 1,456

Monthly expenses: $
??Housing: $ 150
??Insurance: $ 35
??Car expenses: $ 225
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $ 50
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 80
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$334.47

Auction yield range:	14.27% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1998	Debt/Income ratio:	28%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$39,501	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	heaven7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finally Selling For Job Relo
Purpose of loan:
Hello, after having my home on the market for 2 years. I finally have a buyer. Unfortunaley due to the economic downturn my house is not worth what I have a loan for. I am trying to raise the capital in order to close on the home and move on with my life.
My financial situation:
I have a very good paying job and so does my wife. Combined we have an annual income of roughly $150k. Unfortunately, they buyer wants to close rather fast so I do not have that liquid on hand at the moment.

Monthly net income: $
$7,800

Monthly expenses: $
??Housing: $ 1,500
??Insurance: $ 150????
??Car expenses: $ 300
??Utilities: $?300
??Phone, cable, internet: $ 200
??Food, entertainment: $?600
??Clothing, household expenses $ 250
??Credit cards and other loans: $?950
??Other expenses: $ 1300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,788	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	southjax	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adding a second retail location.

OFFICE EQUIPMENT & SUPPLY COMPANY NEEDS TO EXPAND!

Purpose of loan:
This loan will be used to?expand our retail location,?by hiring an additional sales rep and?purchasing inventory.

My financial situation:
I am a good candidate for this loan because my business has been increasing steadily every year since opening the first location and my debt load is low.

Our gross sales for?2008?were?$308,000 and we are?on target to reach gross sales of $360,000 in 2009.? With?gross sales?averaging $30,000 per month with a 8% net profit after all expenses and payroll, I can assure you I have the ability to repay the loan. Also, I personally have?over twenty one years of experience in the office equipment and supply industry.

About the business:
EnvisionNet has been in business since September of 2000 and has steadily grown every year.? EnvisionNet is a complete office imaging company, offering?Samsung, HP &?Lexmark copier, printer and fax machines.?We also offer?toner cartridges, ink cartridges and ribbons?from many?manufacturers at our retail location and on our website at: OnlineToner.net.

EnvisionNet is also?services HP, Samsung, Lexmark and Brother office products.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419050
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1977	Debt/Income ratio:	33%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	47	Length of status:	29y 7m
Amount delinquent:	$1,027	Revolving credit balance:	$21,805	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	99	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	SIGMAMAN	Borrower's state:	Texas	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 93% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 7% )	600-620 (Jan-2007)
Principal balance:	$1,106.23	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Pay short term high interest debt
I HAVE BEEN EMPLOYED ON MY JOB FOR ALMOST 30 YEARS, AND I HAVE A LITTLE OVER TWO YEARS LEFT ON MY MORTGAGE. I WANT? TO REDUCE MY SHORT TERM HIGH INTEREST DEBT. THIS LOAN ALLOW ME THE MEET THAT GOAL QUICKER. I WILL ME PAYING OFF SOME SHORT TERM DEBT THAT CARRY LARGE PAYMENTS, BUYING A SET OF TIRES FOR MY TRUCK, AND MY WIFE NEEDS A COMPUTER FOR HER REALESTATE BUSINESS.

I STILL HAVE A SENSE OF LOYALTY TO THOSE WHO HELP ME AS WELL AS A SENSE OF OBLIGATION TO REPAY MY DEBT. I WILL NOT FAILED THIS GOAL. I HAVE HAD SOME BUMBS IN THE ROAD LIKE A LOT OF PEOPLE THESE DAYS, BUT? WILL CONTINUE TO MAKE PROGRESS IN? REDUCING MY DEBT LOAD. THIS LOAN WILL ALLOW ME TO PAY OFF MY HOUSE A LITTLE FASTER. I HAVE BEEN A SUCCESSFUL PROSPER CUSTOMER, AND WILL CONTINUED TO BE.

MY DEBT TO INCOME RATIO LISTED, I BELIEVE IS A LITTLE HIGH BECAUSE MY ELDERLY MOTHER LISTS ME AS A AUTHORIZED USER OF A COUPLE OF HER CREDIT CARDS. THESE CARDS APPEAR ON MY CREDIT REPORT EVEN THOUGH MY MOTHER PAYS THE BILLS. THIS WAS DONE SO THAT I COULD MANGE HER AFFAIRS IF NEEDED.

MY CURRENT CREDIT RATING? DOES NOT REFLECT WHO I AM, AND AND WHAT I BELIEVE IN. ?GOOD PEOPLE CAN HAVE BAD THINGS HAPPEN TO THEM, BUT THEY CAN RECOVER WITH HELP.?

I WILL PROVIDE ANY ADDTIONAL INFORMATION NEEDED, THOUGH I AM CONCERND ABOUT PUTTING MY PICTURE AND MY PERSONAL INFORMATION OVER THE INTERNET.

I MAY NOT HAVE THE BEST CREDIT RATING AT THIS TIME, BUT I AM A HONEST PERSON.? HOPEFULLY I CAN GET SOME HELP AT DECENT INTEREST RATE. ?HOWEVER, I DO UNDERSTAND THAT THIS IS A RISK THAT MUST BE REWARDED WITH HIGHER THAN NORMAL RATES.

I WII CONTINUED TO BE A GOOD RISK.

THANKS IN ADVANCE FOR YOUR CONSIDERATION.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2003	Debt/Income ratio:	59%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,482	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	rgarciajr11	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	580-600 (Dec-2007) 600-620 (Nov-2007) 560-580 (Dec-2006) 560-580 (Nov-2006)
Principal balance:	$257.09	1+ mo. late:	0 ( 0% )
Total payments billed:	48
Description
Paying for School
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?? I will be collecting money through the GI bill soon, so I will be able to pay most of my bills off. The reason I need this money is that I just had a daughter. My fiancee is currently unemployed due?to the new?baby,?and we need the money.

Monthly net income: $

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $ 50.00
??Car expenses: $ 550.00
??Utilities: $ 75.00
??Phone, cable, internet: $
??Food, entertainment: $?200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$265.71

Auction yield range:	8.27% - 11.00%	Estimated loss impact:	6.73%
Lender servicing fee:	1.00%	Estimated return:	4.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1999	Debt/Income ratio:	21%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$33,307	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	SportsHec8	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	680-700 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-700 (Feb-2007)
Principal balance:	$2,551.29	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Debt Consolidation
Hi everyone -

I'm looking to consolidate two of my credit cards into one payment - the reason is that both had a balance transfer rate of 0% which ends in September, and I'd rather not pay the back interest charges. I used Prosper after I built up some credit card debt before and I've been paying it on a timely manner for the last three years - I'll be done with that loan on March 2010.

Here are my details:

Monthy Income (after tax)
$3000 Salary
$2000-$2500 Commission
Total: $5000 - $5500 (AFTER TAX)

Budget
Rent: $1000 a month
Car: $360
Insurance: $60
Food: $600
Extracurricular (going out, sporting events, etc): $800?
Total: $3020

As you can see I have plenty available at the end, I just dont want to get hit the back interest - I have the budget and the credit history to make you comfortable with?lending to me!

Thanks for reading - please let me know if I can answer any questions!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2000	Debt/Income ratio:	56%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,575	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	BL45	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-640 (May-2008) 540-560 (Jan-2008)
Principal balance:	$3,339.55	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
3rd Loan.. Never Late.. Please Read
Purpose of loan:
This loan will be used to??Pay off ?existing prosper loan, which has an excellent payment history, And pay off?credit cards.
My financial situation:
I am a good candidate for this loan because? This will be my third prosper loan. The first loan was paid off in 3 months.?I pay all of my financial obligations on time every month.? With my last prosper loan I was able to pay off my credit cards and raise my credit score.? I was determined to never use those credit cards again, and I was doing fine with that, until my sister lost her job, and had no income coming in, so I decided to help her out, which led me to using my credit cards again.? By using my credit cards, it has lowered my credit score,? I? pay all of my bills on time every month. I am not a high risk as indicated with prosper score.?I have started my listing with the high interest rate, as suggested by Prosper, But I am hoping to have it bid down, but if not then I will pay the interest rate I end up with. I rather pay you the interest than the credit card companies, They have just raised my rates again, even though I pay them on time.?I will not have any problem paying this loan back. I am a stay at home mom, receiving a guaranteed monthly social security income, survivors benefits, since the death of my husband.
I have no delinquent accounts, and the Public record listed is for a bankruptcy that was filed and discharged 9 years ago.? I will never file bankruptcy again. The two inquiries on my credit report are for loans that I applied for to help my sister out, but was denied.
Thank You for reading my listing, and for considering funding my loan. I will not dissapoint you, You will be paid back, I have my Prosper account set to? debit my bank account every month for the Prosper payment. It is my goal to also send more than the monthly payment, so I can pay the loan off quicker.

Monthly net income: $ 2400.00

Monthly expenses: $ 1620.00
??Housing: $ 450.00 (my share)
??Insurance: $ 60.00 (car ins.)
??Car expenses: $
??Utilities: $ 150.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $ 0 ( since I pay for utilities and phone,internet,cable, roommate pays for food)
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00 ( would be reduced to the Prosper payment if I receive this loan, so I save money! )
??Other expenses: $ 300.00 car loan?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.76%	Starting monthly payment:	$49.76

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	45%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	7y 10m
Amount delinquent:	$472	Revolving credit balance:	$5,812	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	102%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	jshawks2004	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2008)
Principal balance:	$1,505.86	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Pay for college
Purpose of loan:
This loan will be used to help offset the expenses of college. I am currently entering my Senior year and have an excellent academic record with an overall 3.46 GPA.

My financial situation:
I am a good candidate for this loan because I have a stable, full-time job. I have been employed with this company for more than seven years. After I finish my degree, I will be moving up with my company.? This will give me a substantial raise which will help with repaying the loan.? I have recently obtained housing on-campus which will help reduce my living expenses each month? I currently have a loan that is current with prosper.? I have also just discovered that my cable will be included in my rent, saving me thirty additional dollars each month.

Monthly net income: $ 1400

Monthly expenses: $ 795
??Housing: $ 250
??Insurance: $ 140
??Car expenses: $ 200
? Phone, cable, internet: $30
??Food, entertainment: $ 125
??Clothing, household expenses $ 50
? Prosper loan:? $72?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2001	Debt/Income ratio:	16%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - Technical...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	stable-credit0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a second car for the family
This loan will be used to purchase a second vehicle for the family. We've been sharing a vehicle for 3 years and have found a great deal. We're living paycheck to paycheck doing the best we can but we haven't been able to save money with the current economic situation. I am a good candidate for this loan because I would be very please to receive a loan so my family has an additional vehicle. I would be very grateful to receive this loan. I would not make a late payment. My family would be so thankful for a new vehicle I will be smiling sending in the payments. Thank you for considering me for this loan.

Monthly net income: $700

Monthly expenses: $200
? Housing: $150
? Insurance: $0
??Car expenses: $0
?? Utilities: $130
??Phone, cable, internet: $70
??Food, entertainment: $
??Clothing, household expenses $30
??Credit cards and other loans: $40
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$129.86

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2001	Debt/Income ratio:	21%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,077	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	poetic-income	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of my credit card
Purpose of loan:
This loan will be used to?
To pay off a credit card with a 9.99 percent interest rate on purchases and a 21.99 percent interest rate on cash.? Currently I am paying roughly $50.00 a month in interest, I would like to reduce this as much as I can.

My financial situation:
I am a good candidate for this loan because?
I am a student and I work full time.? I have never defaulted on a loan and have a history of paying on time and all of my credit cards.? I was recently laid off and found a job within a month which shows that I am a determined?individual and refuse to make excuses.? I also need?to maintain my credit in order to get my student loans for school.???

Monthly net income: $ 2300.00

Monthly expenses: $
??Housing: $ 550.00????
??Insurance: $ 125.00
??Car expenses: $ 250.00
??Utilities: $
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.42%	Starting borrower rate/APR:	11.42% / 13.54%	Starting monthly payment:	$296.44

Auction yield range:	4.27% - 10.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	34%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$28,414	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	adventurous-hope	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great Credit - Always Pay On Time
Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation:
I have a high credit score, never miss a payment, haven't added to the balance of my cards in over a year and have a stable job. I'm just looking for a lower interest rate so that I can pay the debt off faster.? There is no reason to expect that the recession will affect my job but if something unforeseen were to happen and I was out of work, I have $20,000 in my 403b retirement plan that I can draw from to stay current on payments in an emergency.

My story:
I am about to turn 30 years old and have been working for non-profit organizations for my entire career.? While this work is tremendously personally rewarding, the position I held right out of college paid very little.? I was caught up in all the great things we were accomplishing and had never learned anything about budgeting so I ended up accruing credit card debt on top of my student loan debt.? My current job, which I've held for 3 years, pays twice as much but still, high interest rates on some of my cards make it difficult to pay down the debt quickly.? I would really like to be able to buy a home at some point in the not too distant future so I want to pay off my debt and build up my savings as quickly as possible.

I think the concept of Prosper is really great and am hoping that its lenders can provide me with a loan at a better rate, allowing me to build up my savings and you to make a profit!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$454.51

Auction yield range:	8.27% - 23.55%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1990	Debt/Income ratio:	64%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	4y 4m
Amount delinquent:	$582	Revolving credit balance:	$81,159	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bold-triumphant-yield	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing Company
Purpose of loan:
This loan will be used to? expand my business to purchase more material and to be able to hire more workers

My financial situation:
I am a good candidate for this loan because? I am responsable and a hard worker. I have worked very hard to get to where I am now and I would like this loan to give me a step up to be able to expand my business to take it to the next level .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$76.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1995	Debt/Income ratio:	106%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$34,897	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	worth-path	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Money Today To Pay off a Fee
Purpose of loan:
This loan will be used to fund an personal investment that has to be completed today before noon,8/03/2009. This will be paid back no later than the end of the week.

My financial situation:
I am a good candidate for this loan because I am very responsible and try to minimize risk myself so I will not create risk for anyone else that helps me.

Monthly net income: $ 1700.00

Monthly expenses: $
??Housing: $ 740.00
??Insurance: $ 75.00
??Car expenses: $ 75.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.25%	Starting borrower rate/APR:	12.25% / 14.38%	Starting monthly payment:	$66.67

Auction yield range:	4.27% - 11.25%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1989	Debt/Income ratio:	23%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$30,159	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	engaging-return	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt free journey starts now
Purpose of loan:
This loan will be used to? Payoff some smaller debt that has been nagging for some time. With some of my current account?debt paid off, i will be more able to self sufficiently pay down the remaining balances on my own at a better pace.

My financial situation:
I am a good candidate for this loan because?I have always been able to make timely payments for full amounts in the past. I actually had an earlier listing for more funds, but got an unexpected bonus at work that is going toward payment of some of the debt I want to consolidate. Now, I have reviewed the numbers and don't need as much based on what I have paid down since my first listing. I have a solid payment history, and lengthy one, as well. The only negative was a joint account that had a missed payment several years ago.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1999	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	8	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,768	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	muddddd	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 86% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	4 ( 14% )	600-620 (Feb-2007)
Principal balance:	$397.91	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
purchase of medical equipment
Purpose of loan:
This loan will be used to?? to buy medical equipment not provided by insurance

My financial situation:
I am a good candidate for this loan because?? I'm on disabilty so I have a budget, and I am unable to get these items without a loan, but my repayment history is good

Monthly net income: $ 1634

Monthly expenses: $
??Housing: $ 765 + w,s,g = around 800
??Insurance: $ 65 car
??Car expenses: $ 275 car payment
??Utilities: $?82
??Phone, cable, internet: $ 60
??Food, entertainment: $ 100
??Clothing, household expenses $ 15
??Credit cards and other loans?:?$ 155
??Other expenses: $ 25 old debt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$263.68

Auction yield range:	11.27% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2006	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,046	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Otaku201	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2007)
Principal balance:	$2,424.59	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Goodbye High Interest Credit Cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards as well as my previous prosper loan. I?m trying to simplify things so I don?t have as many companies to pay.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time, and over the minimum. I will be able to pay back this loan quite easily as I?m currently capable of paying my bills, I?m just seeking a lower rate. I?ve had a couple of credit cards raise the rates for no reason.?I was thrilled to finally see this place back up and running and?I figure I?d be better off giving my money to the people on here and get a better rate at the same time. It?s a win win.

Monthly net income: $ 2600

Monthly expenses: $
Housing: $ 450
Insurance: $ 0
Car expenses: $ 100
Utilities: $ 150
Phone, cable, internet: $ 100
Food, entertainment: $ 200
Clothing, household expenses $
Credit cards and other loans: $ 500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1988	Debt/Income ratio:	30%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,451	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	daylan06quint	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008) 620-640 (Dec-2007)
Principal balance:	$3,244.85	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off all my credit card balances and car loan.

My financial situation:
I am a good candidate for this loan because? I have 2 sources of income. I receive a monthly pension as a retired school teacher and I work full time to try and pay off all the credit card debt.

Monthly net income: $ 4400

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 85
??Car expenses: $ 150
??Utilities: $?300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 350
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.02%	Starting borrower rate/APR:	8.02% / 10.10%	Starting monthly payment:	$94.04

Auction yield range:	3.27% - 7.02%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1993	Debt/Income ratio:	16%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$24,273	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Joshkil	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home renovation
Purpose of loan:
This loan will be used for home renovation purposes

My financial situation:
I am a good candidate for this loan because I have held my job with the same employer for 9 yrs and I have never been deliquent on my loans
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.45%	Starting borrower rate/APR:	18.45% / 20.67%	Starting monthly payment:	$109.14

Auction yield range:	14.27% - 17.45%	Estimated loss impact:	14.77%
Lender servicing fee:	1.00%	Estimated return:	2.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1994	Debt/Income ratio:	11%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	8y 7m
Amount delinquent:	$2,021	Revolving credit balance:	$7,491	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Brenda2008	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008)
Principal balance:	$2,178.14	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
help from new friends
Purpose of loan:
This loan will be used to? do some home repairs

My financial situation:
I am a good candidate for this loan because? I am trustworthy and I earn good money and I have enjoyed paying my exisitng loan to new friends as opposed to corporate america.

Monthly net income: $ 6,500

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 158.47
??Car expenses: $ 387.24
??Utilities: $?200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 200
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.17%	Starting borrower rate/APR:	8.17% / 10.25%	Starting monthly payment:	$106.81

Auction yield range:	3.27% - 7.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1998	Debt/Income ratio:	6%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,537	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	listing-neutron2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card Debt
Purpose of loan:
This loan is to be used for paying off credit card debt.? For several years now I have been working as a mechanical engineer, and have finally begun to see the fruits of my labor.? I have recently received a raise and am planning to purchase a town home in the Chicago metropolitan area. However, I do have credit card debt that I accumulated as a college student.? Currently I have paid off?nearly 75% of what I owe, however, there is a remaining balance of $3,400 on one credit card that?has an incredibly high interest rate.? I would very much like to pay off that debt in full and lower my interest rate to a reasonable level.? By doing so I would be able to receive a lower rate on my future mortgage and put more money towards a down payment.

My financial situation:
I?graduated from Penn State with a degree in mechanical engineering.? I have worked?as an engineer with?the same firm for several years now.??My?job is stable and?I?make a good salary.? Since graduating from college I have been very responsible and now plan to purchase a town home with which I can build equity. My financial situation is detailed below.

Monthly Net Income:? $4,700
Monthly Expenses:??? $2,745

?? Rent:?????????????? $1,200
?? Insurance:??????? $185
?? Electric:?????????? $110
?? Internet/Cable:? $75
?? Food:?????????????? $300
?? Car Payment:?? $375
?? Other:????????????? $500

Disposable Income:????? $1,955
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419138
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$12,697	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	SaintRG	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business Venture
Purpose of loan:
Material for new silk screening business. T-shirts...etc..

My financial situation:
Care For The Children (www.care4thechildren.org )?is a charity that paints address numbers on city curbs for voluntary donations. We paint two to three thousand addresses a week. Donation collectors go out and ask for donations and?bring in $500 to $1,000 dollars a night for the charity. One to three hundred people a week?visit?our charity?website. We have an e-commerce section on our website where we want to sell?t-shirts. We have nineteen thousand dollars invested in equipment and ink. We need to buy a bulk order of t-shirts to begin production.

Monthly net income:
My income comes from my own business City Numbering Service that paints the address numbers for the charity Care For The Children. In the year 2008 I had a gross of $167,000 and after deductions there was a net of $72,000
Monthly expenses: $
??Housing: $ 3,800
??Insurance: $?paid
??Car expenses: $ 400 gas
??Utilities: $ 250
??Phone, cable, internet: $ 275
??Food, entertainment: $ 700
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2,000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	21	Length of status:	6y 7m
Amount delinquent:	$1,012	Revolving credit balance:	$28,179	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	24	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	emeraldrenovations	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate/Business down payment
Purpose of loan:
This loan is for the down payment of an owner financed loan. The purchase is for a property that contains an Office space, Laundrymat and 3 bay car wash. All equipment is included.

My financial situation:
I am a good candidate for this loan because I have been self employeed for over 6 years. I own a 3 unit apartment building with 70 percent LTV, a mixed use commercial building with 8 percent LTV and a duplex that is debt free.

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $?110
??Car expenses: $ 380
??Utilities: $ 100
??Phone, cable, internet: $ 140
??Food, entertainment: $ 300
??Clothing, household expenses $?100
??Credit cards and other loans: $ 200
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.17%	Starting borrower rate/APR:	8.17% / 10.25%	Starting monthly payment:	$125.66

Auction yield range:	3.27% - 7.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-1991	Debt/Income ratio:	3%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$291	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	avatarmjv	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Multi-fuel Pellet Stove
Purpose of loan:
This loan will be used to purchase and install a multi-fuel pellet stove to attempt to reduce the energy costs of heating our home. We estimate to save about $500 a year (we currently heat with electric baseboard) with this installation.

My financial situation:
I am a good candidate for this loan because I have enough money in savings to actually cover this loan. However, I want to make sure I don't spread myself too thin during these winter months, so I am getting this loan to spread the cost of this investment out over the three years. Currently employed in the Locomotive industry, which is quite lucrative with transportation stimulus money flowing from the federal government. (ie. Job security)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.79%	Starting borrower rate/APR:	28.79% / 31.15%	Starting monthly payment:	$208.96

Auction yield range:	11.27% - 27.79%	Estimated loss impact:	10.70%
Lender servicing fee:	1.00%	Estimated return:	17.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1989	Debt/Income ratio:	32%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	20 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$94,652	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dalres882208	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	660-680 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	660-680 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Need a bridge loan
I am a very reputable individual with a very well paying job. I have been employed at the same company for 6 years and hold a fairly prestigious position. I am in a position of "starting over" in my personal life, however. I recently divorced and inherited a relatively large amount of credit card debt as a result. These debt payments are manageable, but I recently found out that?my parents need some assistance?with some medical bills that have recently become due.

My "long term" plan is to withdraw some money?from my 401K to pay these bills as well as pay down my debt. Unfortunately I was just informed?that this option will take a few weeks to come to fruition.

Monthly cash flow is not an issue;? I have always paid all of my bills on time, including a loan from Prosper I obtained 2 years ago. I have no late payments on my credit. I have over $120K in my retirement plans but my goal is to withdraw as little as possible from these plans.

This bridge loan will help me immensely.

Thanks in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$447.84

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1985	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	1	Total credit lines:	17	Length of status:	1y 2m
Amount delinquent:	$798	Revolving credit balance:	$2,612	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ONeill	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Read. I need your help!
Purpose of loan:
????This loan will be used to pay for the tuition of my Grandson's last year of college. I know my listing comes up as high risk. I honestly have a credit score of 700 though. I have had good credit my whole life until a few years ago when my house was robbed and everything was stolen, including all of my credit cards. It has seriously affected my credit report and I am still in the middle of many disputes. My Grandson needs to finish school and due to the things on my credit report, I can not co-sign for him to get a loan through the lender we have used in the past.

My financial situation:
I am a good candidate for this loan because I can easily afford the loan payments. I have no house or car payments as I own both. The only expenses I really have are living expenses and utilities.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	46	Length of status:	5y 10m
Amount delinquent:	$2,368	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	transparency-caballero	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
equipment loan
Purpose of loan:
I currently run a small business consulting company, where I help small businesses improve their?operations in this challenging business environment. I consult on projects relating to turnaround situations, financial analysis, marketing, revenue generation mix, expense reduction, employee training, etc. This loan will be used?to update my business software package so I can more effectively help my clients.??

My financial situation:
I am a good candidate for this loan because I have an MBA from a top program and have extensive experience running and growing small businesses. My business has very low expenses and a solid client base for new business.

Monthly net income: $ 7000?

Monthly expenses: $
??Housing: $?2000
??Insurance: $ 200
??Car expenses: $ 700
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $?300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$515.57

Auction yield range:	3.27% - 21.00%	Estimated loss impact:	1.54%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1977	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,409	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	honorable-payment	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Grandmother paying off CC debt
Greetings fellow Prosper members,

Purpose of loan:

To give hard working American?s and Prosper members my money instead of the credit card companies. I would like to consolidate my three remaining credit cards and a time share debt into a single monthly payment.

Tell the credit card companies that there is a new banker in town!!!

My financial situation:

My son, known as 4thelittleguy, told me about prosper two years when he took out a loan shortly before he deployed to Iraq. And he has constantly bugged me since then to use prosper to consolidate my credit card debt and let the hard working people of the United States get my money, instead of the rich S.O.B?s.

My husband resides in a VA assisted living facility which is covered by his disability insurance. I am 59 and work two part time jobs; as a nanny and an independent contractor for a catering service. Which gives me enough time to visit my husband during the week, and make ends meet.

My husband?s workers compensation ends in three years, which is just enough to cover all of my monthly CC payments. By paying off the CCs now, we both come out winners. You get the principal + interest instead of the scum bag CCs, and I can save more money every month. Please bid on this loan. Your support is appreciated.

Assets:
2 Bed, 2 bath house on Long Island is worth apx $364,000 (according to Zillow.com)
Annuity worth apx $125,000 at %8 APR
2 x Timeshare worth apx $10,000 (unused points go to family and friends)

CC and time share debt
Discover: 4,406.57 @ 24.24
BOA: 3,911.60 @ 13.99
Marriot rewards: 1,213.74 @ 24
Marriot vacation: 3,600 @ 20
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$842.37

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1989	Debt/Income ratio:	24%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,767	Occupation:	Principal
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	14%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ConsultantFL	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,935.00	< mo. late:	0 ( 0% )	660-680 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
100% Repayment Record: Debt Consol
Purpose of loan:
This loan will be used to pay off my credit card debt entirely and all outstanding business accounts payable.

My financial situation:
In the first half of 2009 I had a major account (top foreign car maker) decline renewal of it's contract as the division I consulted for was having it's funding cut despite the units profitability.? I have acquired 3 new clients but won't see payments for 45-60 days at the earliest. I also have outstanding invoices from my primary client of more than 3 years for $10,731.31 AND $6,770.47 with full expectation of receipt in 30-60 days. ??

Monthly net income: $ 7612.91 - ($800+$541+$239 Ofc/Auto/Ins) *.72 Tax Rate = $4343.69

Monthly expenses: $ 2686.54
??Housing: $ 1600
??Insurance: $? -
??Car expenses: $ -
??Utilities: $?93.54
??Phone, cable, internet: $?62??
? Food, entertainment: $?396
??Clothing, household expenses $ 239
??Credit cards and other loans: $ 283
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$775.68

Auction yield range:	17.27% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2001	Debt/Income ratio:	31%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,201	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Autoplace	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Growth, Boost Sales/Profit
I own and run a?small licensed used car lot for over three years now. I also work fulltime as a Correction Officer with the state?- working third shift - for almost two years and counting.?I need to take the business to the next level, but dearth of inventory is hampering that objective. Current inventory of about 13 cars and suvs worth between $42k and $50k are fully(100%) owned by me. There are however many requests for different category of vehicles that our limited inventory could not service, hence this request for loan to help boost our inventory?and take the business to the next level.

I currently save $400 a month (paystub deduction)?to my credit union account which I usually withdraw after 3/4 months to buy new inventory. I will also?save another $300?by paying off a high-interest credit card ($3,733 balance) off with this loan. Both of these monies plus the left over will come out my pocket to pay off this loan. Additional income from business will help provide adequate cushion against any contingencies.

This dream business is the center of everything I do. I even pushed back buying a home I dont really like so that I could buy that dream home in the near future. Despite previous disappointments, I'm counting on Proper Lenders for this much-needed loan.

Personal Monthly Net?Income - $2,300

Rent????????????????????????????????????????$??605
2 Credit cards (min pmnt $210)? $? 600?
Bills????????????????????????????????????????$?? 190
Credit Union Savings????????????????$?? 400
Other Expenses???????????????????????$?? 260
Total???????????????????????????????????????$? 2055
Left over????????????????????????????????$?? 245

Avg Monthly Business Net Income?$? 2500

Expensess and Bills????????????????? $ ?1250
1 Credit Card?(min pymnt $70)?? ?$????300
Total??????????????????????????????????????? $??1550
Left Over?????????????????????????????????$?? 950

Current Inventory (13 vehicles) - $41,900 - $48,700?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1995	Debt/Income ratio:	14%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	28y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,345	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	caring-peace	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off a loan from american gen
Purpose of loan:
This loan will be used to?pay off a loan from american general finance and?to get caught up o some bills?

My financial situation:
I am a good candidate for this loan because I will be able to make payments on the loan after I have paid the other loan off?

Monthly net income: $ 5600

Monthly expenses: $
??Housing: $ 1659
??Insurance: $ 269
??Car expenses: $ 800
??Utilities: $ 60
??Phone, cable, internet: $ 65
??Food, entertainment: $ 350
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-2006	Debt/Income ratio:	32%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,045	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	plantengineer	Borrower's state:	Georgia	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 96% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	580-600 (Jul-2008) 560-580 (Feb-2008) 580-600 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
lender's new baby needed stuff
Purpose of loan:
My?wife and I just had a baby and I ran up about $3000 on?my credit card for various baby related expenses. Of course, soon after?I did this?my interest rate went from a reasonable 9% to over 20%?because , as the bank explained in their letter to me,?I now fit a risk profile based on?my zip code and the types of expenses?I was incurring that compelled them to raise?my interest rate.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and in full.

Monthly net income: $2300

Monthly expenses: $
??Housing: $ 550
??Insurance: $ 75
??Car expenses: $100
??Utilities: $ 200
??Phone, cable, internet: $ 45
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418887
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$139.47

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1978	Debt/Income ratio:	11%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,981	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	inspiring-diversification5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
updating house
Purpose of loan:
This loan will be used to?make some needed home improvements?

My financial situation:
I am a good candidate for this loan because? I get approx 10 to 15 hours of overtime each week.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1996	Debt/Income ratio:	32%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$11,180	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	courageous-rate	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some small bills
Purpose of loan:
This loan will be used to?
pay off some small bills
My financial situation:
I am a good candidate for this loan because?
I never miss a monthly retirement check to pay bills.
Monthly net income: $
4,975.00
Monthly expenses: $
??Housing: $ 965.00
??Insurance: $ 155.00
??Car expenses: $ 310.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 40.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1984	Debt/Income ratio:	38%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	27y 6m
Amount delinquent:	$0	Revolving credit balance:	$36,636	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	open-loot	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest accounts
Purpose of loan:
This loan will be used to pay off my high interest rate accounts?

My financial situation:
I am a good candidate for this loan because I may have a lot of debt, but I pay on time and I am not in arrears on any of my accounts, but it is choking me??

Monthly net income: $
$5,000.00
Monthly expenses: $
??Housing: $1650.00 - rent?
??Insurance: $ 111.00 for car insurance
??Car expenses: $? 0.00 my car is paid off I spend approximately ?$20 a week for gas.? I live close?to work and I work from home at least once a week
??Utilities: $?400
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 400
??Credit cards and other loans: $?1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.54%	Starting monthly payment:	$58.06

Auction yield range:	17.27% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2000	Debt/Income ratio:	18%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,710	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	Jacknife20	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start my Prosper relationship
Purpose of loan:
This loan will be used to start my Prosper Profile off the right way. I currently have a 2 year old Personal Loan with one of the "big box" lenders @18%. The payments are $154/ month, and I have paid $200 every month. I would like to get a slightly better rate, experience with Prosper.com, and to be done with the current bank. I expect to pay this loan off in 12 months.

My financial situation:
I am a good candidate for this loan because I have a proven track record of making this payment monthly.
I currently bring home $2500/month after taxes and insurance. I pay $650/month for mortgage, and don't have a car payment. I do have some other revolving debt that I will probably roll over to a new prosper loan once this one is paid. Thanks for looking!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$79.52

Auction yield range:	14.27% - 24.00%	Estimated loss impact:	15.78%
Lender servicing fee:	1.00%	Estimated return:	8.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1991	Debt/Income ratio:	26%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	18y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,612	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	LOJOE	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (May-2008)
Principal balance:	$1,052.70	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Personal Loan to Help Out
Purpose of loan:
This loan will be used Pay Off ?2 Credit Cards
My financial situation:
I am a SFC in the Active US Army, I have been in for 18 year 10 Months.I am current on all my bills and I have never missed a Mortgage Payment, Car Payment etc?In over 4 years. I want to get out from under 2 credit cards, the rates of 29.99% on an HSBC $1300 and Junifer $700.00
Monthly net income: $ 6,000
Monthly expenses: $
??Housing: $ 1076.00
??Insurance: $ 225
??Car expenses: $ 600
??Utilities: $ 400
??Phone, cable, internet: $ 100
??Food, entertainment: $500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418903
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1990	Debt/Income ratio:	14%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	16y 11m
Amount delinquent:	$0	Revolving credit balance:	$24,301	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	63%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Gibsound	Borrower's state:	Pennsylvania	Borrower's group:	Pittsburgh / Western Pennsylvania
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	680-700 (May-2008) 660-680 (Dec-2007) 680-700 (Nov-2007) 680-700 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Remodeling investment property.
Purpose of loan. I purchased a HUD foreclosure home to be used as an investment property. This two bedroom home was purchased for $6000.00 cash from personal savings. This house needs repairs and upgrades. I will not be living in this home and it will be used as a rental.

This loan will be used to replace or repair the following.

New siding, doors, and windows $11,500.00
New furnace $2,500.00
New flooring $1,000.00

Total----------------------------------------$15,000.00

My financial situation.I work full time. I pay my bills. I don't live beyond my means. I am dedicated, and determined to achieving independent financial success.

I am a great candidate for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$81.65

Auction yield range:	4.27% - 26.00%	Estimated loss impact:	2.23%
Lender servicing fee:	1.00%	Estimated return:	23.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1990	Debt/Income ratio:	68%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,532	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	16%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gringa	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car
Purpose of loan:
This loan will be used to buy a car?

My financial situation is stable:
I am a good candidate for this loan because I am responsible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1986	Debt/Income ratio:	21%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	44	Length of status:	4y 11m
Amount delinquent:	$17,011	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	2
Screen name:	valentine07	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	19 ( 95% )	620-640 (Latest)
Principal borrowed:	$6,100.00	< mo. late:	1 ( 5% )	600-620 (May-2009) 620-640 (Feb-2008) 620-640 (Jan-2008) 600-620 (Dec-2007)
Principal balance:	$732.03	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Need money for a settlement
Purpose of loan:?The purpose of this loan is to get back on my feet.? I have been divorced for only?9 months and?I'm?trying to take care of my?two boys, ages 8 and 11.? It has been a financial stain for us but with a little help we can get back stable.??The money would be used?to make a settlement with a credit card company.? I can settle with them if I can come up with a lump sum instead of paying in installments.
My financial situation:
I know?I would be a?great candidate for this loan because I had a prosper loan before and?I was able to pay it back within 4 months. ??I also have a active loan which I have never been late and will continue to make payments on time. I am very reliable it's just that I had a life altering?change and it kind of took me for a loop.? The money will be repaid, I just need a little help to get my going.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $??700 rent???
??Insurance: $?120
??Car expenses: $ 400
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $?150
??Clothing, household expenses $?
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	26%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$802	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	2
Screen name:	joyful-camaraderi	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital
Purpose of loan:
This loan will be used to? provide working capital to include inventory, supplies, equipment, etc. for my new business.

My financial situation:
I am a good candidate for this loan because? I have a stable credit and employment history and I am starting a new business which I already have sufficient industry experience.? I do light sales in this business now and I have seen profits.? I am now ready to take it to the next level.? this business will generate revenue to repay all obligations, but it is backed by me personally.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $300????
??Insurance:$300?
??Car expenses: $600
??Utilities: $225?
??Phone, cable, internet: $150?
??Food, entertainment: $250?
??Clothing, household expenses $200
??Credit cards and other loans:$200
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$127.41

Auction yield range:	6.27% - 17.50%	Estimated loss impact:	5.31%
Lender servicing fee:	1.00%	Estimated return:	12.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,474	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	best-elation	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to pay off my current balance in college tuition and credit card bills. I took two courses this summer and the tuition was higher than I expected. I was thinking about getting a student loan, but they do not offer during summer, at least not at my school. My parents pay for some of my tuition and I work to pay for the rest. However, with the economic situation, I was not making enough money in tips so I had to quit the job, averaging $20-30 per day. I am looking for another job currently, but it was highly competitive with other students competing for jobs in order to make extra money during summer. Rest of the money will be going into paying off my credit card bill. I make monthly payments every month, but since the interest rate is pretty high, I would like to use the rest of money that I get here to pay off the credit card bill.

My financial situation:
I am a good candidate for this loan because I pay my bills on time. I get an allowance of between $800-$1000 per month from my parents. I can show you a proof of my incoming allowance (bank statement). Though my parents wanted me to focus on studying, but I decided to work to help them out because as an Economics major, I know that they are having a hard time as well. Like I said, I used to work, but the business at the Japanese restaurant I used to work at was not very good. Once again, I am in the process of searching for another job. Once I get a new job, this burden will be lifted off my shoulder and I can pay back very shortly. If not, I can still use the allowance to pay off every month. Thanks for your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-2000	Debt/Income ratio:	23%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,400	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	ideal-compassion	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt Before Wedding
Purpose of loan:
I am 23 years old and currently have an American Express card that is linked to my mother's account. I want to use this loan to payoff the credit card because: 1) it has a fairly high interest rate and 2) I am getting married in a month and want to have my strings cut from the family so I don't owe them any money. With the wedding, there has been a lot of unexpected financial burdens. I work hard to pay my bills, but with multiple cards and student loans it has become increasingly difficult to keep track of what is coming and going. I love the idea of Prosper and would REALLY appreciate it if people could help me!

My financial situation:
My fiance and I have very solid careers (we are both teachers) and have our Masters degree in education. With the wedding coming up, we are pinching pennies like crazy! The money that you can possibly lend me would help me in ways that are unexplainable! Thank you!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	4.00%	Starting borrower rate/APR:	5.00% / 7.05%	Starting monthly payment:	$539.48

Auction yield range:	3.27% - 4.00%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1998	Debt/Income ratio:	28%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	12y 11m
Amount delinquent:	$0	Revolving credit balance:	$37,579	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Gazan	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 89% )	800-820 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 11% )	820-840 (May-2009) 820-840 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Pay off my card
Purpose of loan:
I just need this money to pay off my credit card.? Interest rate at on my card is 7.99% and if I can get anything less than that its going to be great.

My financial situation:
I am a good candidate for this loan because of my good credit history. I have a good job and been working for 12 years same place. Also I invest money in prosper and have two properties.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1991	Debt/Income ratio:	32%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	21y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,590	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	muddhole62	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get Out of Debt
Purpose of loan:
This loan will be used to?
?pay off unsecured debt

My financial situation:
I am a good candidate for this loan because?
I am trying to get my life on track after the death of my father, pay off unsecured debt so I can buy a new home in a few years

Monthly net income: $
60,000

Monthly expenses: $
??Housing: $ 450.00
??Insurance: $ 100.00
??Car expenses: $ 500.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 60.00
??Credit cards and other loans: $ 800.00
??Other expenses: $ ??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$322.67

Auction yield range:	4.27% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	46%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$21,514	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greenback-sunshine0	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off our credit card debt.? I am a prosecutor working in a small rural county in Missouri.? I have two children (10, 8).? My wife is currently 14 weeks pregnant.? I am looking to place my family on better financial footing.

My financial situation:
I am a good candidate for this loan because I have never missed a mortgage payment or a credit card payment.? I have a stable position in a public service job.? I can make monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1990	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	9	Total credit lines:	46	Length of status:	25y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$0
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ECS--INVESTMENTS-AND-LOANS	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	4 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,900.00	< mo. late:	0 ( 0% )	720-740 (Apr-2009) 700-720 (Sep-2008) 740-760 (May-2008) 740-760 (Apr-2008)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
business loan 24 years in bussiness
Purpose of loan:
This loan will be used for my business which i have own since 1984 . this will be my third loan with prosper which was fully funded before prosper went into quite? time

My financial situation:
I am a good candidate for this loan because i have own my plumbing company for over 24 years. i have no car and truck payments and my home is paid off. and i carry no credit card debt.my last prosper loan was paid off with no late fees.also i am a prosper lender with over 80 loans ranging from 780 to 50? dollars bids. and have more pending loans. my plumbing rate is 90 hr and i work average of 50 to 60 hr week. so i would have no trouble paying for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	21.05%	Starting borrower rate/APR:	22.05% / 24.31%	Starting monthly payment:	$267.51

Auction yield range:	14.27% - 21.05%	Estimated loss impact:	14.94%
Lender servicing fee:	1.00%	Estimated return:	6.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1984	Debt/Income ratio:	19%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	22 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$23,207	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	3
Screen name:	bmw323	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (May-2009) 680-700 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
My Wedding
Purpose of loan:
This loan will be used for my wedding and honeymoon.? The is plan for next year but we need to start putting money down on different things and making plan for are honeymoon too.? I found out that a wedding is not cheap and for my future wife,?I want this to be her best day, thank you.

My financial situation:
I am a good candidate for this loan because have a good paying job and I a previous loan from Prosper which was paid off early.

Monthly net income: $7500

Monthly expenses: $
??Housing: $700
??Insurance: $100
??Car expenses: $250
??Utilities: $100
??Phone, cable, internet: $50
??Food, entertainment: $200
??Clothing, household expenses $100?
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$383.62

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1996	Debt/Income ratio:	26%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,827	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	elvirus	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 97% )	700-720 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 3% )	680-700 (Dec-2006)
Principal balance:	$1,167.62	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
CC Rider
Purpose of loan:
This loan will be used to? consolidate credit cards

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and more than the minimum. Previous Proper Loan.

Our major credit cards have increased their rates without any justification, no late payments etc. My wifes hours have been cut and we are starting to feel the pinch due to the increased cc fees. We also have about 3000.00 in various medical bills , thankfully they are not recurring bills but it is an added burden. I have a good job and so does my wife so paying it back will not be a risk. We have a 3 year installment loan from Prosper.com that will be payed off in January and we have not been late or missed any payments there either for refrence .We have a good credit history outside of bankruptcy 9 years ago. It will finally be falling off our credit report in Feruary, resulting in a better FICO score. The last time I checked it was around 678. Your help would help us by cutting the ridulous rates from our credit cards. Thanks for considering our situation.? Monthly net income: $ 3400.00

Monthly expenses: $
??Housing: $ 745.00
??Insurance: $ 54.00
??Car expenses: $ 50.00
??Utilities: $ 80.00
??Phone, cable, internet: $ 134.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $?50.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 175.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$282.67

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1990	Debt/Income ratio:	96%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$36,236	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mypompom	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GARAGE/STORAGE
Purpose of loan:
This loan will be used to? finish building we have started.? We have built the property up, poured the foundation ( about $10,000 spent so far) now we just need the building. We have been paying cash as we went along.? Total cost is $7,000 for building and $5.000 for labor.? We have money for the labor...?and would like to get it finished before winter sets in.? That is why were're asking for your help. It is a Morton building, 30x32.? We are now paying $150.00/mo for a storage building, therefore, when this is finished we'll be paying on our own building in our own yard.? We would be helping each other ... you get the interest and we'd have our building a lot sooner.

My financial situation:
I am a good candidate for this loan because?? we pay our bills on time. Honor our obligations. The credit card company recently lowered the credit limit to the balance we owed. This makes it look like we had maxed out our credit limit. Thus the bankcard utilization is higher.? Last look at all 3 credit reports 2 months ago were above 720 for both of us.

Monthly net income: $ 4500.00.? My husband has social security of $1500.00 per month.

Monthly expenses: $ 4000.00
??Housing: $ 682????
??Insurance: $ 125/mo for?vehicles. House ins. paid yearly
??Car expenses: $ 400.00??average for gas.
??Utilities: $ 200.00
??Phone, cable, internet: $200.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 800.00; 1 car?$350/mo, 0%; 1 pickup $500/mo 1.4% finance; RV 5th wheel $300/mo
??Other expenses: $ $150.00/mo ?storage building This would stop once building is built. We'd be paying you !
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418963
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$79.52

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1996	Debt/Income ratio:	33%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	6y 0m
Amount delinquent:	$1,868	Revolving credit balance:	$677	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	3
Screen name:	jellyb48	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Nov-2007) 600-620 (Jan-2007) 580-600 (Jan-2007)
Principal balance:	$665.14	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
to help pay some doctor bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$96.80

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1997	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,072	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	gold-blanket	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a Jeep
Purpose of loan:
This loan will be used to? help buy a new Jeep

My financial situation: I don't really need this loan. I am taking the loan to get more experience with prosper.com as a borrower.
I am a good candidate for this loan because? I have good credit and will pay it back.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$161.34

Auction yield range:	8.27% - 9.00%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	2.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1994	Debt/Income ratio:	25%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	6y 7m
Amount delinquent:	$0	Revolving credit balance:	$22,457	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bid-phoenix3	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Debt Consolidation
Purpose of loan:
Consolidate credit card debt. I am tired of paying multiple bills and would rather pay one.

My financial situation:
I am employed as a manufacturing engineer for 6+ years supporting the commercial, aerospace and defense industries. Within a year $440 per month will be freed up from an auto loan I took out to purchase a vehicle for my?mother. I am single and own my own home. I had my last vehicle paid off until a drunk driver hit me last year and totaled it. I will have my replacement vehicle loan paid off within 11 months, freeing up $220 per month for paying down dept.

Monthly net income: $ 4016

Monthly expenses:
Housing: $ 1,200?
Insurance: $ 250?
Car expenses: $ 660?
Utilities: $?300?
Phone, cable, Internet: $?460?
Food, entertainment: $ 200?
Clothing, household expenses $ 200?
Credit cards and other loans: $?530?
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418969
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-2001	Debt/Income ratio:	81%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,026	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	azn12luv	Borrower's state:	NewYork	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$1,252.72	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off debt.
Purpose of loan:
The purpose of this loan is to pay down my debt in medical finances and credit cards.

My financial situation:
I am a good candidate for this loan because I am a college graduate still living at home and have realized my responsibility to start over and better my finances by getting rid of my debt to rebuild my credit for my future. Even though I work in retail I will be responsible by making payments on time because I have very few expenses and knowing how important this loan would be in helping me with my finances. I understand my listing may not seem appealing since my credit score is bad, but I already have one loan from Prosper and all of my payments as of yet have been on time. I'm very responsible when it comes to my payments. I really do hope you can help me out. Thank you for your time and patience.

Monthly net income: $ 475

Monthly expenses: $
??Housing: $ 0
? Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 25
??Clothing, household expenses $ 25
??Credit cards and other loans: $?6,000 to pay off
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418975
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1987	Debt/Income ratio:	18%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	27	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$435	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	32	Homeownership:	No
Inquiries last 6m:	1
Screen name:	organized-return6	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new roof
Purpose of loan:
This loan will be used to?I will be?removing the?old roof down to the rafters and replacing with new?3/4 inch plywood, water barrier material and metel?roofing.? In addition I will be replacing the floor in my kitchen with new plywood and laminate flooring.? Estimated cost of $4989.95.?

My financial situation:
I am a good candidate for this loan because?? I have a good income.? I am employed full time with opportunity for overtime hours most pay periods.? I am a home owner with goals for improving my residence?to increase the re-sale?value.? And, my home will be paid off in 2 years and 4 months.

Monthly net income: $?
$3,500- $4,000
Monthly expenses: $
??Housing: $ 613.66
??Insurance: $?118.00
??Car expenses: $ 400.00
??Utilities: $ 200.00
Phone, cable, internet: $ 150.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $?150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1997	Debt/Income ratio:	16%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,046	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Vanchelo	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$4,899.64	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying down Credit Cards
Purpose of loan:
Paying off 3 credit cards. I am currently going through a divorce and now an reliant on my income.? I want to pay down some credit cards so I can start building a buffer.? I have been very responsible and with the divorce I don't have the extra cash to pay them down immediately.? Things will improve after January, but until then I want to make sure I reduce some of my credit card debt.

My financial situation:
I am a good candidate for this loan because I already have a Prosper loan that will be paid off at least two months early because I have been paying ahead plus I plan to pay this one off early as well.? Going through a divorce so things are tight till the end of the year.? Unfortunately my credit score isn't the greatest from mistakes years ago, but I have been extremely responsible in the last 6 years paying my bills on time.

Monthly net income: $4000

Monthly expenses: $
??Housing: $ 1050
??Insurance: $ 90
??Car expenses: $465
??Utilities: $ 100 ????
??Phone, cable, internet: $120
??Food, entertainment: $ 250
??Clothing, household expenses $30
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$201.91

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1993	Debt/Income ratio:	31%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$48,968	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	33%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	happy-truth	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off loans
Purpose of loan:
This loan will be used to? pay off some credit cards

My financial situation:
I am a good candidate for this loan because?I have a good job and over the last?24 months I show steady improvement in my credit history.?I'm going to through a divorce and I need the extra cash to make sure all bills are paid in a timely manner.? I can pay for a loan but, my credit?scorce is 640,?I will have a difficult time getting a loan.??Please consider my application for a loan.? ? The revolving credit balance of 48K on my credit report will not be my reponsibility, I was?only an user on this account so, this debt will not longer be in my name as of 09/30/09.

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 2100
??Insurance: $ 100
??Car expenses: $?0
??Utilities: $ 400
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1994	Debt/Income ratio:	12%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	7	Total credit lines:	49	Length of status:	11y 6m
Amount delinquent:	$2,666	Revolving credit balance:	$280	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kellermajk	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Dec-2007) 640-660 (Nov-2007) 580-600 (Apr-2007)
Principal balance:	$1,791.83	1+ mo. late:	0 ( 0% )
Total payments billed:	45
Description
need new windows for my house
Purpose of loan:
This loan will be used to? make repairs to my home by adding new windows

My financial situation:
I am a good candidate for this loan because? after an injury on the police department I worked at I was forced to retire. A bitter divorce and loss of half my pension to my x wife caused me to fall behind on some payments but I am catching up slowly.? I have had two loans from prosper and paid one off earlier than the due date. I dont have problem making the payments just getting the loan.
Monthly net income: $

Monthly expenses: $ 1095
??Housing: $ 550
??Insurance: $ 75
??Car expenses: $ 65
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $?80??Clothing, household expenses $
??Credit cards and other loans: $?150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1985	Debt/Income ratio:	12%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	8	Length of status:	1y 2m
Amount delinquent:	$1,885	Revolving credit balance:	$1,025	Occupation:	Chemist
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	principal-backer	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance
Purpose of loan:
This loan will be used to?
Catch up on my mortgage which is one month behind and allow me to refinance.
My financial situation:
I am a good candidate for this loan because? I fell behind on my mortgage awhile back, have since been consistent on my payments, but need a small loan to catch up and refinance.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 190
??Car expenses: $ 60
??Utilities: $ 250
??Phone, cable, internet: $ 165
??Food, entertainment: $ 160
??Clothing, household expenses $ 30
??Credit cards and other loans: $ 100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$120.12

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1997	Debt/Income ratio:	15%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,023	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	48%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	firestarter3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mailorder Business
Purpose of loan:
This loan will be used to?Start my on mailorder business?

My financial situation:
I am a good candidate for this loan because?I pay my bills on time.?

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 600 a month
??Insurance: $?100 a month
??Car expenses: $?50 for gas
??Utilities: $ 150
??Phone, cable, internet: $ 149
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.50%	Starting borrower rate/APR:	33.50% / 35.93%	Starting monthly payment:	$266.35

Auction yield range:	17.27% - 32.50%	Estimated loss impact:	19.91%
Lender servicing fee:	1.00%	Estimated return:	12.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	124%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,132	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	STOCKBROKER1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 1101
??Insurance: $ 200
??Car expenses: $ 478
??Utilities: $?250
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.21%	Starting borrower rate/APR:	8.21% / 10.29%	Starting monthly payment:	$125.73

Auction yield range:	3.27% - 7.21%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1985	Debt/Income ratio:	5%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$112	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tb972	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	800-820 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	760-780 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Fees for conservatorship of my son
Purpose of loan:? I owe my attorney $4,000 for representing me in obtaining conservatorship of my son, Ben, who is deaf-blind, and has developmental disabilities.? The cost so far has been $8,000 and have a $4,000 balance.? While I have?been awarded the conservatorship of my son,?his biological father has tried to institutionalize him, and I will not permit this to happen.? I haved cared for and loved Ben beyond any? earthly understanding, and it would break my heart to see his life isolated.? As a result there have been many letters exchanged between attorneys and court appearances.? My current husband (pictured) and I purchased Ben a home in Paradise, CA where he has has 24 hour staff to keep him safe and enjoying his life.? I truly appreciate your consideration of my request.?
My financial situation:
I have an excellent credit rating.? While I do not currently have any significant debt, all past debt incuding; mortgages, car loans, and credit card debt, were paid in a very timely manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$130.07

Auction yield range:	14.27% - 19.00%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	3.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2001	Debt/Income ratio:	13%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$424	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	3
Screen name:	no9681	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$1,544.17	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Computer certification
Purpose of loan: This loan will be used to pay off an existing Prosper loan and to get my A+ and Security+ certifications in computers.

My financial situation:
I am?27 years old and I am trying to get a loan to pay off an existing Prosper loan that I took out about 9 months ago, the loan is around $90 dollars a month. The new loan that I am trying for will only be a little more than this one so my monthly expenses sould not really increase too much. I am a good candidate for this loan because?I have solid work history and ?I have a good amount of monthly income with a secure job that I have been employed with for a little over?7 years. My credit is?an E because?when I was younger 18 or 19 I didn't make good choices with my credit but that was a lesson to me that I have long ago learned and I am more resposible now.?The only loans I have are a car loan, cell phone and one small credit card with a credit?line of $500 and none of these accounts are past due. I pay my all of my bills on time and never miss a payment.

Monthly net income: $ 3200

Monthly expenses: $?1472
Housing $350

Insurance: $172
Car $335
tilities: $ 200??
Phone, cable, internet: $125???
Food, entertainment: $200???
Prosper $90
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1999	Debt/Income ratio:	45%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,132	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	8
Screen name:	madhooper5	Borrower's state:	Ohio	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Feb-2008) 600-620 (Dec-2007) 600-620 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Consolidate Credit Cards
Purpose of loan:
Get rid of credit card bills!!!!!

My financial situation:
I have a great job managing a? hotel?and want to get out of CC debt. Made some dumb mistakes when I was younger ie.. semster of college on a credit card & knee surgery on a CC, and now I just want it all to go away. Once I get out of my debt I can help other get out of theirs!!!!!!! This is my second listing the first i paid off a year a head of time help me so i can help others!!!

Thanks!!!

Steve

Monthly net income: $2200
Monthly expenses: $?around?1800
??Housing: $?1200
??Insurance: $ 48
??Car expenses: $?50 - gas
??Utilities: $?32
??Phone, cable, internet: $ 80
??Food, entertainment: $ 80
??Clothing, household expenses $?0
??Credit cards and other loans: $?425?
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.28%	Starting borrower rate/APR:	18.28% / 20.49%	Starting monthly payment:	$635.13

Auction yield range:	17.27% - 17.28%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	16 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	39	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$46,148	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	velocity-relief	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Additional inventory for business
Background of company
Hawaii Photo Rental was established in April 2009 to provide professional camera, lighting and computer rental services to a variety of professional and amateur photographers, videographers and creatives living in, or traveling to, Hawaii. I have personally invested $65,000 in cash and utilized about $40,000 in revolving debt for equipment purchases. Equipment has been purchased used, having the advantage of lowering cost of ownership. We've seen excellent growth thus far. Revenues were $780 in April, $1565 in May, $2650 in June and $4750 in July. We have rented to over 100 clients and have over 180 copies of 106 available items. Monthly expenses are minimal; 5% of revenues are paid to a local photography store for the use of space. The low cost is attributed since we are bringing in significant new foot traffic to their store enabling cross sales of those new customers. Commercial general liability and property insurance is $2100 per year and is paid through April 2010. Other fixed costs include telephone, web hosting, search engine advertising and a computer lease at $406 per month. We are one of three rental firms in the nation to provide online inventory capability at our new website, HawaiiCamera.com. HawaiiPhotoRental.com is the old site and will be phased out once HawaiiCamera.com goes live on August 10, 2009. The one-time cost for developing both sites was $3,000 and there is no ongoing monthly expenses, other than the web hosting expense listed about. Camera equipment, with the exception of digital camera bodies, depreciate slowly. The lenses, for example, can have up to a 15-20 year usable life. We have a vigorous program to purchase used equipment which also enables the sale of used equipment and the associated profit with that. I believe in the current economic condition renting equipment makes a lot of sense for a large number of both professional and amateur photographers. There have been a number of new photographic rental companies across the nation. In Hawaii, only one other firm, Lighthaus Camera, is renting equipment. Their prices are substantially higher (on average 45%) and they require a credit check to qualify to rent. Our detailed risk management policy is focused more so on verifying the identity of the person in front of us, rather than their credit score, which is what our competitor does. We require credit card deposits, valid government issued identification and verify identity of each renter with a third-party firm. We have had no losses, fraud or theft of equipment thus far Thank you for considering my request for a business loan for Hawaii Photo Rental. Joshua
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1989	Debt/Income ratio:	14%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$17,875	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	loan-conservationist7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Energy-efficiency & crawlspace work
Purpose of loan:
This loan will be used to provide cash-flow to complete LEED-qualified improvements to a cottage for seasonal/vacation rental and regional business office use. With existing equity as-is and dollar-for-dollar value for cosmetic improvements, the push is to make heating system and crawlspace improvements before the cold sets in. This craftsman-style residence is located in a stable retiree market without volatility. Once more of the work is done, I will be able to refinance or obtain an equity line-of-credit for retiring existing high-interest card debt, recently taken out for plumbing, building, and office supplies. Various incentive, rebate, and loan programs are available for some of this energy-efficiency related work. This loan is effectively a bridge loan to complete improvements while getting these other pieces put into place.?

My financial situation:
I am a good candidate for this loan because I am not scheming to flip a property, I?m in this for the long-haul: as residence for retirement used until then as a vacation-rental. I have a good income and a union-clad government job. I am moving ahead with business plans and tax strategies which will put me in an even better position to pay-off creditors and invest going forward.

Monthly net income: $ 5000

Monthly expenses: $ 2750??
Housing: $ 1200??
Insurance: $ 100??
Car expenses: $ 150??
Utilities: $ 100??
Phone, cable, internet: $ 100??
Food, entertainment: $ 300??
Clothing, household expenses $ 100??
Credit cards and other loans: $ 400??
Other expenses: $460
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$798.14

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1987	Debt/Income ratio:	19%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$32,358	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	bruno765	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? Strictly?to pay off?my existing credit cards.

My financial situation:
I am a good candidate for this loan because? I have been a dedicated responsible person and a responsible home owner?my entire life.?I have made a financial?mistake by allowing my credit cards to get out of hand and I need to correct this situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	29.58%	Starting borrower rate/APR:	30.58% / 32.97%	Starting monthly payment:	$256.62

Auction yield range:	14.27% - 29.58%	Estimated loss impact:	15.36%
Lender servicing fee:	1.00%	Estimated return:	14.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1984	Debt/Income ratio:	13%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,566	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	brightest-greenback-equilibrium	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$399.17

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2002	Debt/Income ratio:	23%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,310	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	p2ploan-captain321	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card
Purpose of loan:
This loan will be used to pay off my high Interest Credit Card. I'm tired of paying $150/month in interest to the bank.

My financial situation:
I am a good candidate for this loan because My wife and I both have steady Jobs. Moving twice in the last year has caused us to rack up some credit card debt, but my Wife just found a better paying Job and we just finished building a new home. We want to get away from the 20+% rates the bank charges.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$334.15

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1989	Debt/Income ratio:	17%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	29y 6m
Amount delinquent:	$0	Revolving credit balance:	$55,546	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	GoAstros	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 100% )	720-740 (Latest)
Principal borrowed:	$22,500.00	< mo. late:	0 ( 0% )	760-780 (Jan-2008) 760-780 (Dec-2007) 740-760 (Jul-2006) 700-720 (May-2006)
Principal balance:	$3,976.10	1+ mo. late:	0 ( 0% )
Total payments billed:	45
Description
Still chipping away...
I am a trustworthy individual who is looking for a 2nd Prosper loan to pay off debt faster.? I have a reasonable debt ratio and have never been late with any payment!? I have successfully paid off one Prosper loan EARLY!!? Also, my credit rate has dropped very slightly ONLY because I closed several cards.

I hope you'll help me and you will not regret your investment in me.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1995	Debt/Income ratio:	41%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$28,132	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	trustworthy-bid	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate credit cards -med bills
Purpose of loan:
This loan will be used to? Consolidate 4 separate credit cards that were charged up due to medical bills incurred by my family over the past 5 years. The medical issues are behind us thankfully, however the cost of them are still weighing my family down.

My financial situation:
I am a good candidate for this loan because? I work in the banking field and see everyday how normal people get buried and can't work their way out of it. I am making all of my minimum payments on time but with very little money left over at the end of the month. This consolidation will allow me to better provide for my family and head toward a debt free future. Despite what the risk score says about me, this is a very low risk - high return loan for you investors out there. I can say this because my employer conducts periodic credit checks and a default on my credit report could be grounds for termination. I AM NOT willing to put my means for providing for my family at stake over this. In fact, this is the very reason for me to reach out to the investors of this service for help. Please do not look past this listing.

Thank you in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1992	Debt/Income ratio:	42%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	21y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,690	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	103%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	makeadifference	Borrower's state:	Colorado	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	700-720 (Nov-2007) 700-720 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Consolidate-pd off prior Prosper ln
Hi, and thank you for looking at my listing! My husband and I have both had Prosper loans and have paid them off.? We would like to pay off some debt and have a lower payment, thus improving our cash flow.
I have stable employment - over 20 years with my current employer, and my husband has over 30 years with his employer. The debt-to-income ratio is actually better than it appears, because my husband's income was not included in the form, since the form said to only include my income. We have an above-average income - over $150,000 a year.

As you can see below, we will have cash left for the Prosper payment and then some.? We plan to use the left over cash to set aside an emergency fund, and give to charity.??We have also loaned to other Prosper borrowers like we have been helped in the past!?
$9,000 (Net - with my husband's and my income)

Monthly expenses: $6,869

Housing: $3,660
insurance: $ 469
Car payments/expenses: $680
Utilities: $250
Phone, cable, Internet $260
Food, entertainment $450
Clothing, household expenses $100
Credit cards: $400
Other Expenses: $600

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$367.57

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1999	Debt/Income ratio:	24%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,680	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	DebtFreeBy34	Borrower's state:	Michigan	Borrower's group:	Loans2u
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	780-800 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	740-760 (Oct-2008) 760-780 (Mar-2008)
Principal balance:	$5,288.26	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Refinance CC's + Old Prosper Loan

This is a listing for the same thing as my last loan... The difference is I didn't sell my condo yet. Also, now that I know how the Prosper concept works, I want to roll two credit cards into the debt consolidation as well. This would increase my cash flow (not much, but by around $30/month.) The big difference is a shorter term of the loan. Here is what I plan to pay:

Remaining balance on old Prosper loan: $5000 at $279/monthCiti Credit card $2000 at 80/month
Discover Credit card $4000 at 180/month
Current balances total $11000 and ~$540/month.My new circumstances since the last listing are as follows:
Monthly net income: $4000- 4400 (depending on hours worked...)

Monthly expenses: ~$2500
??Housing: $ 1050 (including condo fees) Insurance: $ covered by condo fees
??Car payment: $ 300Utilities: $ ~160
? Auto Insurance: $108
? Cable TV: $129
??Food, entertainment, random stuff expenses: $1000
??Credit cards and other loans + prosper loan: $640
? Other household expenses, gas, etc: $400
?Health insurance: $170
?Life insurance $80
?Savings $150

Let me know if you need anything else. Thanks for considering my loan.

(Just FYI, info from my last Prosper Loan listing should is available if you click on the borrower information. I didn't have enough space here to include both.)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1987	Debt/Income ratio:	12%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	1y 7m
Amount delinquent:	$2,860	Revolving credit balance:	$247	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	parkerb	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Misc.
Purpose of loan:
This loan will be used to: 1)?Rehab?for daughters knee..some not covered under my PPO, 2) Vacation now as we have tradeshows and the busiest part of the year coming up?and want to get away and not build up credit card debt as I plan on buying a home soon while rates are low.

My financial situation:
I am a good candidate for this loan because I have a good income and own 4,100,000 shares of a privately owned company. I am the Chief Marketing Officer. Please check us out at www.air-bug.com. ?

Monthly net income: $ 6,880

Monthly expenses: $ 4,835
??Housing: $ 2200
??Insurance: $?250
??Car expenses: $?760 including gas
??Utilities: $?175
??Phone, cable, internet: $ 150
??Food, entertainment: $ 700
??Clothing, household expenses $?200
??Credit cards and other loans: $ $300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1984	Debt/Income ratio:	37%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,464	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	annybanana	Borrower's state:	Washington	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	26 ( 96% )	660-680 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	1 ( 4% )	640-660 (May-2008) 620-640 (Apr-2008) 600-620 (Mar-2008) 600-620 (Dec-2007)
Principal balance:	$3,445.21	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Prosper + Me = Win/Win Situation
ABOUT ME:
Thanks for taking the time to read my ad.? I am presently a 50-year-old single mother living with my 16-year-old son.? I am working full-time as an at-home Medical Transcriptionist which I have done for the past 16 years.? I have made great successes in improving my credit and need this loan to continue to do so and to consolidate for one easy payment.?

For?four years I have gotten back on my feet and paid all my bills on time including my car and rent.? ? I have previously paid off one loan through Prosper and am paying on a current loan which I would pay off also with this new loan.Now that you can see I have improved my credit I would like to get my interest down.? Please pick me, you will not regret it.?

WHAT I WILL DO WITH THE MONEY LOANED TO ME: The $6,000 loan I am requesting will pay off the loan I presently have with Prosper and the rest will go into a personal loan I would like to pay off.??

HERE ARE MY MONTHLY FINANCIAL DETAILS: Net income after payroll deductions from all sources: $2,600; Total monthly Income $2,600; Mortgage/Rent: $ 830.00 (this includes water); Phone: $ 72.00; Gas for car: $50.00 (work at home); Electricity:? $70.00; Car Loan and Operating Expenses: $ 247.56; Food: $ 200.00;? Eating out and entertainment:? $50.00; Insurance: $ 286.00; Cable/Internet: $ 145.00; Clothing, expenses for children, etc.? (Paid by father); Medical/Nonessentials: ?Have $100.00 deposited in Health Account for this. Personal loan $148.46 which will be paid off with the Prosper loan. ???
Total Monthly Expenses: $ 2100.

I will have $500.00.00 left to make the payments on my Prosper loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.48%	Starting monthly payment:	$927.50

Auction yield range:	17.27% - 35.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$14,886	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cyon	Borrower's state:	Texas	Borrower's group:	NO DELINQZ
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	720-740 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	640-660 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Expand software business
I'm 30 years old and the sole owner of a small software
company in Friendswood, Tx. I operate the following web sites
www.pdfcreator.com and www.pdfundo.com. Each generating revenue from product sales of our software products.

The funds will be used to purchase a PDF SDK (Software Development
Kit) that will allow me to expand my current PDF product. The SDK license and distribution license cost is $19,999. This will allow me to integrate new technologies into my software product line and sell unlimited copies with no additional Royalty Fees.The SDK will allow me to expand my product line and offer software
solutions to enterprise sized networks. I've had many requests for existing and inquiring customers on rather or not we offer a Network Server based solution. This will allow me to tap into a new market and raise the price of my product line due to it's added value.

Here is a breakdown of monthly household income & expenses:
Mortgage: $2600
Electricity: $250
Water/Garbage: $35
Telephone/Internet: $70
Cell phones: $150
Health Ins: $150
Alarm: $30
Cable: $30
Car Payments: $800
Insurance: $220
Gas: $150
Food: $350
Entertainment/Hobbies: $500 - $1,000
Average CC Payment: $225
Misc Business Expenses: $350
----------------------
Total Expenses: $6,410
Total Income: $8,000
Remaining Income: $1,590

My business generated over $245,000 in software sales in 2008.
About myself:
I'm single and happily living with my girlfriend Heidi of 2
years and her daughter Aylah (2 years old) in a four bedroom home I purchased nearly two years ago. Heidi Just finished school only a week ago and is seeking work as a Medical Assistant. I have a strong passion for computer science, however, I also have a passion for flying. I recently earned my pilots license
and enjoy my time flying.

Closing:
I graciously thank you for taking the time to review my
Prosper loan and hope I can receive your support. I was
amazed when I first came across Prosper.com and thought it
was a brilliant idea. I plan to invest my own money into
Prosper as I believe in what it stands for, plus I think I
could make a few dollars! ;)

We all need a little help from time to time in life. I certainly wouldn't be where I am today if it weren't for the many people who helped me along in this journey we call life. You can be assured I will pass on the support I receive to the Prosper community.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.50%	Starting borrower rate/APR:	33.50% / 35.93%	Starting monthly payment:	$221.96

Auction yield range:	17.27% - 32.50%	Estimated loss impact:	19.91%
Lender servicing fee:	1.00%	Estimated return:	12.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1987	Debt/Income ratio:	49%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,604	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	5
Screen name:	market-bridge	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4000

Monthly expenses: $?
??Housing: $ 850
??Insurance: $ 0
??Car expenses: $ 150
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.17%	Starting monthly payment:	$58.81

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1991	Debt/Income ratio:	9%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,278	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	koonce	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$672.45	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
auto repairs
Purpose of loan:
This loan will be used?to pay for auto repairs to get me to and from work and my daughter to and from school. Remaining money left over will be applied back to the loan immediately.
My financial situation: I am a good a good candidate because I have a good payment history with prosper and intend to use this loan to make the necessary repairs ( tires and brakes) to my car and apply the remaining left over to this loan. I would not be taking?out this loan if?I had no intent on paying it back. I have a excellent?payment history with prosper and other bills and plan on keeping it that way. Thank you very much I appreciate the help.

Monthly net income: $ 2200
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,250.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.30%	Starting monthly payment:	$56.55

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1989	Debt/Income ratio:	30%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	43	Length of status:	3y 10m
Amount delinquent:	$535	Revolving credit balance:	$1,179	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	3boymama	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	640-660 (Dec-2007) (Apr-2006)
Principal balance:	$888.91	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
NO RISK- Expand Business/ Pay Debit
Purpose of loan:
This loan will be used to help?me expand my?Mary Kay business, pay off the last of my credit card debit, and refinish our hardwood floors.

1)? $400 for "extra" inventory of my Mary Kay business.? I am having a large Open House at the end of August and?want to make sure I have plenty?of inventory for the "sale".? I typically make $500 profit monthly from my Mary Kay sales.? This includes re-orders from my existing customer base as well as new orders?which shows?my business is continuing to grow.? I also plan to add my Mary Kay business to the Mary Kay website with the profits from this upcoming Open House.?

2)? $535 to pay off a delinquint amount from an old?credit card.? I have worked hard over the past 5 years to pay off all my credit cards, and this will free me from the last one.? It will also eliminate the $60 listed below under "credit cards".

3)? The reminder is for refinishing our hardwood floors so my son's allergies will not be so severe.? We tore up all the carpet and?all we need is a little extra cash to get this project completed before the end of summer, mainly?to rent a sander and purchase the high-gloss finish.?

*****I have borrowed from Prosper before, and paid back one $1000.00?loan in full and my current loan will be paid off in December 2010 (already half paid off with only $887 to go).? I can easily handle this monthly payment and you can feel secure in lending to me based on my past loans with Prosper.com.

My financial situation:
I am a good candidate for this loan because both my husband and I have full-time secure?employment.? I also sell Mary Kay and have a decent customer base that is growing.

I have taken out two previous loan with Prosper.? I have ?successfully paid off?one with all 36 payments on-time.? I?have also made timely?payments on the current loan and will have that paid off in December 2010 (or before).? I was able to make both of these loan payments at the same time?without any problems.?

My expenses are considerably less than my income.

Monthly net income: $ 3054.00 (this includes $500 monthly from my Mary Kay business)

Monthly expenses:??
??Housing: $ 150?/?House?Insurance: $ 40
??Car expenses: $ 358?
??Utilities: $ 120
??Credit cards: $60
??Prosper Loan:? $61.10

**The HR rating is because I am okay with the interest rate and do not need for lenders to be able to bid it down.**

**I own my home and the $150 is for a second mortgage that was used for a new roof and a new energy-efficient natural gas furnace.? Loan was for $13,000 and home is worth?5 times that.**

**?My debit/income ratio is actuall lower than the 30% listed above as the total above does not figure in my Mary Kay income.**
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,080.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 22.52%	Starting monthly payment:	$39.62

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2004	Debt/Income ratio:	33%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,990	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	xxxxcandiexxxx67	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	540-560 (Jan-2008)
Principal balance:	$1,862.38	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying for Nursing School Tuition
Purpose of loan:
This loan will be used to pay for my nursing tuition.

My financial situation:
I am a good candidate for this loan because I have excellent history & also have another prosper loan that I've had for about a year now that I've never been late on a payment. ?

Monthly net income: $ 700.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 130
??Car expenses: $ 40
??Utilities: $
??Phone, cable, internet: $ 70
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1990	Debt/Income ratio:	13%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	46	Length of status:	3y 5m
Amount delinquent:	$45,278	Revolving credit balance:	$630	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jmart30702	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt
Purpose of loan:
(explain what you will be using this loan for)
Debt consolidation
My financial situation:
(explain why you are a good candidate for paying back this loan)
Solid job
Monthly net income: $
11000
Monthly expenses: $
??Housing: $ 3500
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1991	Debt/Income ratio:	22%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	3225	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 92% )	700-720 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 8% )	680-700 (Jun-2008) 680-700 (Mar-2008)
Principal balance:	$2,104.15	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
To pay off some high loans
Purpose of loan:
This loan will be used to pay off some very high loans off ?

My financial situation:
I am a good candidate for this loan because I am a good person that just needs some help fast?

Monthly net income: $ 4900

Monthly expenses: $
??Housing: $ 1187
??Insurance: $?128
??Car expenses: $ 280
??Utilities: $ 300
??Phone, cable, internet: $34
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $?about350
??Other expenses: $ Driving to work daily?and gas going up so high ,hurts the coin purse.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1998	Debt/Income ratio:	41%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	15y 11m
Amount delinquent:	$1,741	Revolving credit balance:	$27,971	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thoughtful-credit7	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off back taxes
Purpose of loan: I need to pay off back taxes to the Federal Government and State of Minnesota and i cannot get a traditional loan
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have a full time job and am responisible

Monthly net income: $ 2700.00

Monthly expenses: $
??Housing: $ !700.00
??Insurance: $?65.00
??Car expenses: $ 450.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 45.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$659.71

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1978	Debt/Income ratio:	10%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	23y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	revenue-implementer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Free
Purpose of loan:
This loan will allow me the ability to better posture myself financially. I have always been very conscientious about my credit obligations. I plan on remaining employed until my retirement in ten years.

My financial situation: There are several accounts which I would like to retire. One is my car balance. This alone would free up about a $1,000 each month.
I am a good candidate for this loan because my credit history reflects that I have always paid what I owe. I am asking for a personal loan to make life a little less stressful. I have taught for many years and enjoy my profession.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	29	Length of status:	6y 11m
Amount delinquent:	$7,550	Revolving credit balance:	$4,481	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$1-$24,999
Delinquencies in last 7y:	39	Homeownership:	No
Inquiries last 6m:	1
Screen name:	safe-integrity9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investing
Purpose of loan:
This loan will be used to? I want to trade the market with this money, I have found a site to do that and has a very long track history with no losing months (losing trades YES) and a 10 year track history. I will put up $5000.00 of my own funds and pay the trading expenses. The funds remain in my account and are not in any one elses hands.

My financial situation:
I am a good candidate for this loan because?The returns could be very high and possible short pay?back time?

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 390
??Insurance: $ 60
??Car expenses: $?100
??Utilities: $
??Phone, cable, internet: $ 25
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 125
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,315.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.96%	Starting monthly payment:	$52.98

Auction yield range:	8.27% - 25.00%	Estimated loss impact:	7.10%
Lender servicing fee:	1.00%	Estimated return:	17.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	4%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,319	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	37	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hockeybar	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New TVs for my sports bar
Purpose of loan: - New TVs for my sports bar.
Looking to upgrade 3 of the old dinosaur tvs we have in our sports bar to new 32" HD Flat screens.??Right now we have big floor models.? The picture is not very sharp, they take up a lot of room and use a lot of energy.? Getting new flat screens would be a big improvement!? This will also help me to continue to rebuild my credit.

My financial situation:
I am a good candidate for this loan because I can afford to pay it back.??I have had a few credit issues in the past but,?I am current on all my current obligations.??My wife and I did have to file Chapter 13 back in 2004 but were able to get back on our feet and paid the plan off?early 4 years ago.? I work full time at the bar and she has a full time job with an engineering firm.? Most of our household bills are paid from her check.? The things below are the items I am expected to pay each month.?

Monthly net income: $3000 take home

Monthly (personal)?expenses: $
??Housing: $1450
??Car expenses: $120 - gas?for the month
??Other expenses: $75 occasionally pick up milk or?diapers or something on the way home.?
? Savings: $150 month
? Middle son's preschool tuition: $150/month
? Life insurance: $200
? Kids?college savings:?$200
? Entertainment - going out to eat or taking the kids to a movie once or twice a month:? $150
? Leaving?over?$500 a month?for anything else that comes up and?to repay this loan.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.27%	Starting monthly payment:	$73.36

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	23%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$34,045	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	camaraderi-strawberry	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting my finances back in shape!
Purpose of loan:
This loan will be used to pay off some bills that have been putting me behind further and further each month.

My financial situation:
I am a good candidate for this loan because I have a steady income (I have been employed full time with the same company for over 9 years now) and have never been late on a bill payment.

Monthly net income: $ 2700

Monthly expenses: $ 2470
??Housing: $ 700
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $?60
??Phone, cable, internet: $ 60
??Food, entertainment: $ 50
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1991	Debt/Income ratio:	72%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	18y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,839	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fund-tomahawk6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college classes and book
Purpose of loan:
This loan will be used to? pay for my last year of college classes.

My financial situation:
I am a good candidate for this loan because? I can repay the loan through an allotment process by the military which is automatically taken out of my account monthly until paid off.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$1,061.29

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1995	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$56,998	Occupation:	Computer Programmer
Public records last 12m / 10y:	1/ 3	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ideal-currency	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business with Seasoned Veteran
Purpose of loan:
This loan will be used to grow a new web development service offering.
The average website is redeveloped every 3-5 years. This service will allow an organization to get a better web ROI and not have to re-develop the site as frequently. This service provides website improvements every 30 days for clients. Clients sign up for a 6 month contract. 25 so far with no cancellations.

My financial situation:
I am a good candidate for this loan because I have been in the web development business for over 13 years. This loan will allow me to grow this new venture that is well suited for a slow economy where organizatiosn cant afford to re-build a failing website yet need it to generate a better return.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$193.55

Auction yield range:	14.27% - 22.00%	Estimated loss impact:	14.99%
Lender servicing fee:	1.00%	Estimated return:	7.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1987	Debt/Income ratio:	28%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$104,790	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Atlbusinessmaverick	Borrower's state:	Georgia	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	22 ( 100% )	680-700 (Latest)
Principal borrowed:	$20,600.00	< mo. late:	0 ( 0% )	680-700 (Apr-2007) 720-740 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
3rd Loan-Lender/No late pays
Purpose of loan: Prosper lender seeking to consolidate?2 loans ($3500 and $1500) into one which will save me $100 per month.? This decision was influenced due to an increase interest rate on 2 of my cards.??

My financial situation: As you can see from my credit file, I have no late pays and take my credit very serious.? I am a degreed healthcare professional/manager employed by a Fortune 500 company.? Although my DTI is a bit high, I am an excellent canidate for your hard earned money.? As a current prosper lender (I've funded 29 loans), I understand the importance of a good, reliable return.My?salary including my annual bonus (already paid for 2009) is?approx. 107k (w-2 documents provided)????I have?in excess of $51,000 in?savings (mostly retirement funds).? As you can see, repayment is not a problem for me.? I have successfully?paid off two prosper loans w/ perfect payments, $16,000 and $4600 respectively.?

My?E rating is the result of two HELOCs being counted as revolving credit in the amounts of $49,000 and $12,000 respectively.

In addition to my primary residence, I also own 3 single family homes in the Atlanta area that I successfully rent.? I am a not a flipper and have owned my rental properties for 11, 5, and 3 years respectfully.? My rentals are cash flow positve and occupied.

Below is a summary of my monthly income and expenses based on my base salary, which doesn't include my annual bonus or rental income.

Income:? $5050

Expenses:
Housing $800
Insurance $240
Car $730
utilities $350
credit cards/revolving accts: $1400

Monthly leftover: $1530

Thanks for your reviewing my loan request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$201.91

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2005	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,996	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	newest-yield-summoner	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding our family-owned business
Purpose of loan:
This loan will be used to?
support my family-owned cleaning business in New York City
My financial situation:
I am a good candidate for this loan because?
I have devoted all of my efforts into the success of this?business and plan on using the loan for my lease renewal

Monthly net income: $ 450000

Monthly expenses: $
??Housing: $ 2300
??Insurance: $ 1200
??Car expenses: $ 800
??Utilities: $ 600
??Phone, cable, internet: $ 500
??Food, entertainment: $ 1000
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1000
??Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$81.16

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1999	Debt/Income ratio:	31%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	13y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,479	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	shiny-benefit	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills
Purpose of loan:
This loan will be used to? pay off bills

My financial situation:
I am a good candidate for this loan because? i can repay
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$119.55

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1979	Debt/Income ratio:	34%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,490	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	capital-dreams	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills
Purpose of loan:
This loan will be used to? Pay off some bills.

My financial situation:
I am a good candidate for this loan because? honest and trustworthy!? I always paid when I should

Monthly net income: $ 1918.00

Monthly expenses: $
??Housing: $?410.00
??Insurance: $?74.00
??Car expenses: $
??Utilities: $ 120.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $ 315.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$798.14

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	0.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2001	Debt/Income ratio:	21%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	23 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$30,532	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	startmybusiness	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
a perfect borrower
Hello,

I am an extremely responsible individual who has a credit history dating back to age 18.?I?have never been late?on a payment or delinquent on any type of loan. All of my bills are on autopay. I see credit not as a bad thing but something that can be beneficial if used properly ie no interest financing.?Therefore, I am here trying to borrow money to start my investment partnership in addition to the money I personally have saved up for it. I want to borrow so that I have an additional?cushion should any negative scenarios arise which I have forecasted in advance. I am trying to borrow $150,000 but the limit is $25,000 so I will initiate the first loan and take it from there. I have left my job last month which paid over 90K?in 2008?as a financial analyst in NYC to start this business since I value working for myself instead of the 9-5 grind. Additionally, I own my Brooklyn brownstone house which I live in currently valued from 750k to 800k outright with no mortgages or home equity lines of credits. I rent sections of my house for additional income. Like I have stated earlier, I am a extremely responsible borrower and you should feel comfortable?knowing that I am a solid credit risk who will not default. My FICO score could be higher but I took out a loan for my brother?hence the additional 10k of debt. The rest of the debt is mine. All debt has either a 4-5% interest rate or a promotional no interest. MY FICO score?should be?climbing since I am paying?down/off two cards by the end of the year and having my brother pay his loan that is under my name. If I do not get this approved then I will relist it after faxing my deed and driver's license to Prosper so I can make a new listing as a homeowner instead. Thank you for your time reading this and I hope to create additional loan requests upon successful closing of this loan until my total $150k has been met.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$128.30

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1992	Debt/Income ratio:	42%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	11	Length of status:	10y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,228	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Scollardical	Borrower's state:	Illinois	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debt and Pay Off CC's
Purpose of loan:
I wish to consolidate my credit card debt into a single fixed interest loan. By doing so I will be able to pay the debt down in a set time frame.

My financial situation:
My current income is based on Social Security Disability payment. It is fixed and permanent so there will always be a source for making loan payments. Prior to this my work history extends 30 years with my last employer being the municipal government of the city where I live as an Emergency Services Dispatcher. My credit rating is good and my payment history reflects both the ability to pay and the integrity to make payments consistently and promptly.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$334.47

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1989	Debt/Income ratio:	24%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	10 / 9	Employment status:	Retired
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$22,407	Stated income:	$100,000+
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	relentless-velocity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan: Pay off high interest credit cards. Close the accounts , and never to use again
This loan will be used to?

My financial situation: I retired about 10 months ago. My pension is secure. It is a Peace Officers pension. I worked 36 years in a major city.
Monthly net income: $ 8500.00

Monthly expenses: $
??Housing: $ 2300.00
??Insurance: $ 80.00
??Car expenses: $ 700.00
??Utilities: $ 175.00
??Phone, cable, internet: $ 112.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 700.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	21 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	41	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$118,834	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	thorough-return	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Final Business Furnishings
Purpose of loan:
This loan will be used to complete the final furnishings that I need for my new business. The loan will be used for the tenant signage and some client and reception chairs.

My financial situation:
I am a good candidate for this loan because I have years of business experience. I currently own a restaurant and have been the owner for over 8 years.

Monthly net income: $ 5000 (personal income)

About my business:
My new nail salon is located in a new shopping center in a very affluent part of town. We have gotten all of the major furnishings, but still need the finishing touches. The signage has to be individual LED backlit letters, which are quite expensive.

I can post pictures of the shopping center or space if needed. Thanks for your support!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1989	Debt/Income ratio:	48%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	27y 5m
Amount delinquent:	$1,410	Revolving credit balance:	$12,069	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	return-enjoyment	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to? pay for my daughters cost of college expenses

My financial situation:
I am a good candidate for this loan because? I have a good credit history Ive been on my job over 20 plus years and Im very responsible with pay my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	30.02%	Starting borrower rate/APR:	31.02% / 33.41%	Starting monthly payment:	$645.18

Auction yield range:	17.27% - 30.02%	Estimated loss impact:	26.76%
Lender servicing fee:	1.00%	Estimated return:	3.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1990	Debt/Income ratio:	36%
Credit score:	600-620 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	31y 5m
Amount delinquent:	$0	Revolving credit balance:	$108,967	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	131%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	punkykid	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 6% )	600-620 (Feb-2008) 600-620 (Dec-2007)
Principal balance:	$1,299.86	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
doctor bill
I have faithfully paid on my $2000 loan.? I have $1278.14 left on this loan with another payment due the 7th.? I am capable of paying a larger payment at this time and would like to pay the $1278/14 off with this loan and receive the rest in my account.? I could use $15000 at this time as we have some more medical bills and dentist bills and pay off a few small credit cards.? This would help combining into one payment. Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.42%	Starting monthly payment:	$52.00

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2006	Debt/Income ratio:	9%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,726	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	purpledsilver	Borrower's state:	Virginia	Borrower's group:	Walmart Associates / Sam's Club Members
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	20 ( 100% )	680-700 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008) 620-640 (Mar-2007)
Principal balance:	$1,689.65	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Repairs on a reliable car
Purpose of loan:
This loan will be used to repair a reliable family car that needs some parts replaced due to its high mileage.? These are parts needing replacement due to normal wear and tear, and are not a result of an accident.? Once replaced, these parts will last and will not be a recurrent cost.

My financial situation:
I am a good candidate for this loan because I have recerntly received a promotion and raise at work, and we have not changed our spending to match.? We have a budget that is approximately $300/month smaller than our income at its lowest point in the year.? As hourly employees, our income does fluctuate a bit, but all our income numbers are based on our lowest monthly income of the last 12 months.? We have an emergency savings account with enough to cover this repair, but we'd prefer to use this loan so that we still have an emergency fund.? Any extra funds left over from this loan will be used to pay down our other current Prosper loan, which we have paid on time or ahead of time, with several extra payments, for the past year.? We intend to pay off this loan as quickly as possible, putting all excess income over our budget towards it.? The revolving credit balance on our info is due to the fact that we use our credit card to pay for groceries and bills, and keep the cash in our bank account earning interest for us until the bill is due.? This is on a rebate credit card, so we are able to earn?extra interest on our money as well as be able to earn rebates.? At all times we have enough money in the bank to fully pay off all our credit cards and still have a $1,000 emergency fund.

Monthly net income: $ 2700

Monthly expenses: $ 2380
??Housing: $ 765
??Insurance: $ 40
??Car expenses: $ 150
??Utilities: $ 100
??Phone, cable, internet: $ 220
??Food, entertainment: $ 450
??Clothing, household expenses $ 350
??Credit cards and other loans: $ 125
??IRA: $ 20
? Holiday and Vacation Savings: $160
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,600.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 9.07%	Starting monthly payment:	$142.03

Auction yield range:	3.27% - 6.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-2005	Debt/Income ratio:	31%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$13,776	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	richfish13	Borrower's state:	Pennsylvania	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay for my final year of college which I am a senior at a top 50 university with a 3.9 gpa and a full time job offer.

My financial situation:
I am a good candidate for this loan because I currently make a yearly income of ~28K from my summer internship and working during the school year. I also have less revolving debt than listed above. I have only $12,000 locked in a 2.99% for life deal. I've never been late and have a steady income.

I also have this set low, since I can easily get private bank loans around that rate. Anything above that isn't worth the expense for me. Sorry if you view this as risky, but if a bank will take on that risk for a lower rate, I'm not going to pay more on Prosper.

Monthly net income: $ 2300

Monthly expenses: $
??Housing: $ 330 ????
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.48%	Starting borrower rate/APR:	18.48% / 20.70%	Starting monthly payment:	$72.79

Auction yield range:	6.27% - 17.48%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	12.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1997	Debt/Income ratio:	7%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,810	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	dynamic-bill	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay daughters college tuiton
Purpose of loan:
Trying to put my 18 year old daughter thru college.
My financial situation:
I feel?I am a good candidate for this?loan. I have a very good job and?I am working very hard to get back?on track after a?getting divorced and having to file bankruptcy back in 2001. I have paid?my car loan off with no problems. I currently have two credit cards and 1 signature loan that are in very good standing. My daughter is going to community college to get an associate in business management.?I have made a promise to her that I would pay for her degree. I paid for the last 4 terms out of my savings but for this term I am hoping to extend my payments some by getting a short term loan.?Please feel free to contact me with any questions or concerns. I can provide a copy of my daughters tuition bill if needed.??

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 600
??Car expenses: $ 150.00? (car insurance on 4 vehicles) I have?3 daughters.?
??Utilities: $? (included in rent)
??Phone, cable, internet: $ 70.00
??Food, $ 350.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 215.58

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.02%	Starting borrower rate/APR:	31.02% / 33.41%	Starting monthly payment:	$279.58

Auction yield range:	11.27% - 30.02%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1997	Debt/Income ratio:	21%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	22y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,436	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	thisbucksforu	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Feb-2008)
Principal balance:	$1,797.73	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd time borrower 100% repayment
Purpose of loan:
This loan will be used to? Pay off 2 credit cards that have an intrest rate of 25%

My financial situation:
I am a good candidate for this loan because? I have held the same job for 23 years 8 months and I am a 2nd time borrower on prosper with a 100% repayment history so far. I also lend money on prosper. I have 2 rental properties that have a gross income of 700.00 per month. I have one house up for sale at this time but am having problems selling it due to the houising market. It will be rented October 1st for 550.00 per month if not sold by then. This loan will be payed on time just like the first one as it comes directly out of my checking account. Thanks for your time and consideration on this loan.

Monthly net income: $ 4800. job only rental income is 700.00 per month gross

Monthly expenses: $ 3000
??Housing: $ 600
??Insurance: $ 126
??Car expenses: $ 442
??Utilities: $
??Phone, cable, internet: $ 89
??Food, entertainment: $ 350
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 275
??Other expenses: $ 300 per month rental house payments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.17%	Starting monthly payment:	$58.81

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1990	Debt/Income ratio:	26%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	11 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,121	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	cityguy44	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	560-580 (Oct-2007)
Principal balance:	$1,314.31	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Debt Consolidation Loan
Purpose of loan:

This loan will be used to pay off all my higher interest credit card and? loans.

My financial situation:

I am a good candidate for this loan becauseI have NO late payments.This would be a 2nd loan with prosperand I will have about 12 months left to pay off on the first loan. I also work for the government and have a very staple job.

Monthly net income: $ 3900

Monthly expenses: $
??Housing: $ 700
??Insurance: $
??Car expenses: $ 400
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	29.58%	Starting borrower rate/APR:	30.58% / 32.97%	Starting monthly payment:	$213.85

Auction yield range:	14.27% - 29.58%	Estimated loss impact:	15.36%
Lender servicing fee:	1.00%	Estimated return:	14.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1994	Debt/Income ratio:	16%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	16y 11m
Amount delinquent:	$980	Revolving credit balance:	$2,871	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Bubbles01	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	29 ( 97% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 3% )	680-700 (Apr-2009) 620-640 (Jan-2008) 740-760 (May-2007)
Principal balance:	$0.01	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
3rd loan Basement room for my son
Purpose of loan:
This loan will be used to?? Add a room in the basement for my oldest son :>
My financial situation:
I am a good candidate for this loan because??? I have been teaching for the past 16 years, so my job is pretty much recession proof.? I have also had 2 Prosper loans and as promised?paid them off early.? I plan to do the same with this loan.

I'm not sure how why Prosper has given me a HR ???? My score has improved by five grades since my last loan and my TransUnion Fico is 687 which I can verify.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ My husband pays it
??Insurance: $ 200.00 mo.
??Car expenses: $ 2002 Dodge Caravan is paid for.
??Utilities: $ Gas & Electric 315.00 on the DTE?
??Phone, cable, internet: $ 150.00? AT&T budle plan
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 400.00
??Credit cards and other loans: $ 600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	14.27% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1988	Debt/Income ratio:	35%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$19,826	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sturdy-reward	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to? pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because? I have not been late on any of my current accounts for the past five years. If I get a reasonable loan, I can use it to pay off this high interest card. I pay between 180 and 200 on it monthly, and yet the balance barely moves. A loan will eliminate this bad cycle from my finances, and my finances will improve drastically.

Monthly net income: $ 2240

Monthly expenses: $
??Housing: $ 560
??Insurance: $ 100
??Car expenses: $ 400
??Utilities: $ 100
??Phone, cable, internet: $ 120
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$127.01

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1993	Debt/Income ratio:	61%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	7 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	1y 6m
Amount delinquent:	$9	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fabulous-community	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a new used car
Purpose of loan:
I will use this loan to get a decent used car.? My Car is slowly falling apart.

My financial situation:
I am a good candidate for this loan because? I alway repay my debts.? Anything on my credit report now is due to my ex-husband not paying off our loans as agreed upon in our divorce decree. (I am currently trying to get this settled)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.35%	Starting borrower rate/APR:	26.35% / 28.68%	Starting monthly payment:	$303.58

Auction yield range:	11.27% - 25.35%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1998	Debt/Income ratio:	23%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	23 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$70,790	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	irina5000	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to?
Pay off credit cards
My financial situation:
I am a good candidate for this loan because?
I am a very responsible individual and NEVER defaulted on any of my payments even for one day
Monthly net income: $
80000.00
Monthly expenses: $
??Housing: $ 1400primary +$ 1000 rentals
??Insurance: $ 70+70
??Car expenses: $ 300
??Utilities: $ 300+350
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ all set here, have plenty of everything :)
??Credit cards and other loans: $ 2000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1993	Debt/Income ratio:	37%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$47,781	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	BillC58	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	640-660 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-700 (Aug-2007)
Principal balance:	$6,276.20	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Reducing monthly payments
Purpose of loan:
To reduce monthly expenses to start applying savings to other debts?

My financial situation:
I have a solid job, with very positive prospects for further promotions and bonuses to continue to reduce debt load.? The loan would reduce my debt load by 260.00 to assist in paying off other debts.

Monthly net income: $
4950

Monthly expenses: $
??Housing: $ 2300
??Insurance: $ 40
??Car expenses: $ 285
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$242.66

Auction yield range:	4.27% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1996	Debt/Income ratio:	30%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$48,150	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hope-candy	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce Debt
Purpose of loan:
This loan will be used to pay off my bills/debt. It will also help out my family and myself with reducing debt. I currently have 2 jobs (one job computers and I have been with the company for 8 years and 5 months. My other job is bartending and I usually bring about $150-$300 in tips every weekend)

My financial situation:
I am a good candidate for this loan because I never filed for bankruptcy and pay my bills on time. I have a good credit score and I will be able to pay off the loan in less then 36 months.

Monthly income: $3900
Housing $1620
Phone,internet,cable $130
Association $126
Food/entertainment $100
Utilities $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$271.14

Auction yield range:	11.27% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2005	Debt/Income ratio:	8%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,064	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	brightest-ecstatic-treasure	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off existing credit card debt

My financial situation:
I am a good candidate for this loan because im responsible, pay my bills on time and have a secure job
Monthly net income: $
5800
Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 0
??Car expenses: $ 450
??Utilities: $ 150
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.